                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants    /X/
Filed by a Party other than the Registrants /  /

Check the appropriate box:
/X/    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

       Hartford Capital Appreciation HLS Fund, Inc.; Hartford Dividend and Growth HLS Fund, Inc.; Hartford Index HLS Fund, Inc.; Hartford International Opportunities HLS Fund, Inc.; Hartford Midcap HLS Fund, Inc.; Hartford Small Company HLS Fund, Inc.; Hartford Stock HLS Fund, Inc.; Hartford Advisers HLS Fund, Inc.; Hartford Global Advisers HLS Fund, Inc.; Hartford Bond HLS Fund, Inc.; Hartford Mortgage Securities HLS Fund, Inc.; Hartford Money Market HLS
                     Fund, Inc.; Hartford Series Fund, Inc.

              (Names of Registrants as Specified in Their Charters)
          ------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required
/ /    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
             -------------------------------------------------------------------

         (5) Total fee paid:
             -------------------------------------------------------------------

         / / Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)  Amount Previously Paid:

                  (2)  Form, Schedule or Registration Statement No.:

                  (3)  Filing Party:

                  (4)  Date Filed:

                               HARTFORD HLS FUNDS
                              200 HOPMEADOW STREET
                               SIMSBURY, CT 06089

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                             HARTFORD VALUE HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                             HARTFORD FOCUS HLS FUND
                            HARTFORD GROWTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                     (SERIES OF HARTFORD SERIES FUND, INC.)

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                   HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                          HARTFORD INDEX HLS FUND, INC.
               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                      HARTFORD SMALL COMPANY HLS FUND, INC.
                          HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                     HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.


                                                                   May [ ], 2002
To Beneficial Owners of Hartford HLS Funds:

         You are being asked, as a beneficial owner of shares in one or more of the mutual funds listed above (collectively the "Funds", and each a "Fund"), to complete the enclosed voting instruction forms for the upcoming Special Meeting of the Funds' shareholders (the "Meeting"), to be held on June [ ], 2002 at 10:00 a.m., Eastern time, at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

         The proposals to be considered at the Meeting include electing the Board of Directors, adopting, revising or eliminating certain fundamental investment policies of the Funds, converting the investment objectives of certain Funds from fundamental to non-fundamental, and reorganizing certain Funds from Maryland Corporations to a series of Hartford Series Fund, Inc., a Maryland Corporation. Please read the enclosed proxy statement for a description of these proposals. The "Important Information" accompanying the proxy statement contains summary information, in question-answer format, which you might find helpful. The Board of Directors of each Fund has reviewed and approved each of the proposals and recommends that you vote FOR each proposal.

         Although the Board of Directors would like very much to have each Fund participant attend the Meeting, it realizes that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM(S) OR PROXY CARD(S), AS THE CASE MAY BE, PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         We look forward to seeing you at the Meeting or receiving your voting instruction form(s) so that your vote may be counted. If you have any questions in connection with these materials, please call us at 1-800-862-6668.

                                                     Very truly yours,


                                                     David M. Znamierowski
                                                     President

CONTRACT HOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                              IMPORTANT INFORMATION

         We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to have brief answers to some questions.


Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING JOINT SPECIAL MEETING?

A. As a beneficial owner of Hartford HLS Funds, you are being asked to consider four matters. First, you are being asked to consider the election of directors of your mutual funds. Second, you are being asked to consider changes to, or the adoption or elimination of, fundamental investment policies of the funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval. Third, certain of you are being asked to convert the investment objectives of your fund from fundamental to non-fundamental. Lastly, shareholders of all funds, except Hartford Series Fund, Inc., will consider a proposal to reorganize their funds from stand-alone corporations to series of Hartford Series Fund, Inc.

Q.       WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?

A. There are nine nominees. Seven of the nominees currently serve as directors of your fund. The other two nominees serve as directors for other Hartford-affiliated mutual funds. The proposed combination of boards of directors is expected to result in additional efficiencies and cost savings.

Q.       WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?

A. As is described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory, business, or industry requirements, or conditions that no longer prevail. In addition, small variations in the wording of similar restrictions among the whole family of Hartford funds makes the tasks of ensuring compliance with them difficult and expensive. We are proposing adopting or removing certain policies and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, by other Hartford funds.

Q. WHY ARE WE PROPOSING TO CONVERT CERTAIN FUNDS' INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL?

A. Applicable law does not require that a fund's investment objective be fundamental. This change will allow your Board of Directors to change your fund's investment objective in response to regulatory or market changes without incurring the costs of a shareholder vote.

Q. DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT OF THE CHANGES TO FUNDAMENTAL POLICIES AND THE CONVERSION TO NON-FUNDAMENTAL INVESTMENT OBJECTIVES?

A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the Funds.

Q. WHY ARE WE PROPOSING TO REORGANIZE CERTAIN FUNDS AS A SERIES OF HARTFORD SERIES FUND, INC.?

A. Reorganizing the funds as series of Hartford Series Fund, Inc. is expected to increase administrative efficiencies and reduce costs to the funds.

Q.       WHAT CHANGE TO THE FUNDS DO WE EXPECT AS A RESULT OF THE
REORGANIZATION?

A. Generally, none. The board of directors, officers, investment advisors, investment objectives and fundamental policies for each of the funds are expected to remain the same after the reorganization.

Q.       HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.       WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") may be contacting you to urge you to vote on these important matters.

                               HARTFORD HLS FUNDS

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                             HARTFORD VALUE HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                             HARTFORD FOCUS HLS FUND
                            HARTFORD GROWTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                     (SERIES OF HARTFORD SERIES FUND, INC.)

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                   HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                          HARTFORD INDEX HLS FUND, INC.
               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                      HARTFORD SMALL COMPANY HLS FUND, INC.
                          HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                     HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         The Hartford HLS funds listed above (the "Funds" and each a "Fund") will hold a Special Meeting of Shareholders (the "Meeting") at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002, at 10:00 a.m., Eastern time, for the following purposes:


I. To elect a Board of Directors for each of Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Midcap HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., and Hartford Series Fund, Inc.

II. To approve proposals to adopt, eliminate or revise certain fundamental investment policies of the Funds. (These proposals are to be considered separately by the applicable Funds, as described in the enclosed proxy statement.)

III. To approve proposals to convert investment objectives of certain Funds from fundamental to non-fundamental. (These proposals are to be considered separately by the applicable Funds, as described in the enclosed proxy statement.)

IV. To approve the reorganization of certain Funds from single corporate entities into series of Hartford Series Fund, Inc. (This proposal is to be considered separately by the applicable Funds, as described in the enclosed proxy statement).

V. To consider and act upon such other matters as may properly come before the Meeting.

         The Board of Directors of each Fund unanimously recommends approval of each item listed on this Notice of Special Meeting of Shareholders.

         Only shareholders of record on May 9, 2002 (the "Record Date") are entitled to vote at the Meeting and any adjournments of the Meeting. Individuals owning contracts representing shares at the close of business on the Record Date may provide voting instructions on how to vote the shares that are attributable to their variable contracts at the Meeting or any adjournments of the Meeting.

         Although you are not technically a stockholder of the Funds, you are a beneficial owner of shares of the Funds. Some of you are owners of Hartford variable annuity or variable life insurance products, whose contract values are invested in shares of one or more of the Funds through separate accounts established by the Hartford Life Insurance Companies ("HLIC") for such purpose. Others of you are participants in retirement plans which invest in Hartford HLS Funds. If you are a Hartford variable contract owner, you have the right to instruct HLIC as to the manner in which shares of the Funds attributable to you are voted. If you own shares beneficially through a retirement plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. The number of votes as to each Fund for which you may give instructions is equal to the proportional value of the amount you have allocated to that Fund. Fractional votes are counted. Fund shares for which no instructions are received, including shares not attributable to contract owners or plan participants, will be voted in the same proportion as those for which instructions are received.


                                              By order of the Board of Directors
                                              of each Fund,
                                              KEVIN J. CARR
                                              Secretary
May [  ], 2002

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION FORM(S) OR PROXY CARD(S), AS THE CASE MAY BE, IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                               HARTFORD HLS FUNDS
                              200 HOPMEADOW STREET
                               SIMSBURY, CT 06089

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                             HARTFORD VALUE HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                             HARTFORD FOCUS HLS FUND
                            HARTFORD GROWTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                     (SERIES OF HARTFORD SERIES FUND, INC.)

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                   HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                          HARTFORD INDEX HLS FUND, INC.
               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                      HARTFORD SMALL COMPANY HLS FUND, INC.
                          HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                     HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.


                                 PROXY STATEMENT


         The Board of Directors of each of the Hartford HLS Funds listed above (the "Funds" and each a "Fund") are soliciting the enclosed voting instruction form(s) in connection with a Special Meeting of shareholders (the "Meeting") of the Funds to be held at the offices of HL Investment Advisors, LLC ("HL Advisors") at 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002, and any adjournment of the Meeting. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on May 9, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjourned session. This proxy statement (the "Proxy Statement"), the Notice, and the voting instruction forms were first mailed to contract owners on or about May [ ], 2002.

         This Proxy Statement is being furnished to owners of variable annuity contracts and variable life insurance policies ("Contract Owners") issued by [Hartford Life Insurance Companies ("HLIC")] who have allocated value under their variable annuity contracts and variable life insurance policies ("Variable Contracts") to separate accounts sponsored by [HLIC] (the "Separate Accounts"). The Separate Accounts invest Contract Owners' assets in the Funds in accordance with the instructions received from Contract Owners. Contract Owners are indirectly invested in the Funds through their investment in the Separate Accounts and have the right to instruct [HLIC] how to vote shares of the Funds on all matters requiring a shareholder vote. This Proxy Statement may also be furnished to participants in retirement plans ("Plan Participants") whose assets have been invested in one or more of the Funds.

         If you own an annuity or life insurance contract, and own beneficially shares of one or more Funds, you have the right to instruct [HLIC] on how to vote the shares held under your contract. If you execute and return your voting instruction form, but do not provide voting instructions, [HLIC] will vote the shares attributable to you in accordance with the recommendations of the Board of Directors. [HLIC] will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions.

         If you, by virtue of ownership of an annuity or life insurance contract beneficially own shares of more than one Fund, you should sign a voting instruction form for each Fund of which you are a beneficial owner. For example, if you beneficially own shares of both the Hartford Capital Appreciation HLS Fund and the Hartford Dividend and Growth HLS Fund, you should sign and return the enclosed voting instruction forms for each of those Funds. A DIFFERENT VOTING INSTRUCTION FORM IS ENCLOSED FOR EACH FUND OF WHICH YOU ARE A BENEFICIAL OWNER. YOU SHOULD SIGN AND RETURN EACH OF THESE FORMS.

         If you own shares beneficially through a retirement plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a retirement plan sponsor, trustee or other administrator and are authorized to vote shares held by a retirement plan, please complete the enclosed proxy card(s) and return them in the enclosed envelope.

         In order for the shareholder meeting to go forward in respect of any Fund, there must be a quorum. This means that at least a majority of a Fund's shares eligible to vote must be represented at the meeting either in person or by proxy. Because HLIC is the majority shareholder of each of the Funds, its presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the entity named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. A shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment provided that there is a quorum. All Proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

         You may revoke your voting instructions as to any proposal up until voting results are announced for that proposal at the Meeting or any adjournment of the Meeting by giving written notice to [HLIC] prior to the Meeting, by executing and returning to [HLIC] a later dated form, [or by attending the Meeting and voting in person.] If you need a new voting instruction form, please call the Funds at 1-800-862-6668, and a new form will be sent to you. If you return an executed form without voting instructions, your shares will be voted in accordance with the recommendations of the applicable Board of Directors.

         The following table summarizes the voting on the proposals:

                                    TABLE 1

                                          PROPOSAL                           SHAREHOLDERS ENTITLED TO VOTE

Proposal I                            Election of Directors                  Shareholders of
                                                                             each of the
                                                                             following
                                                                             companies, voting
                                                                             separately by
                                                                             company:

                                                                             Hartford Capital Appreciation HLS Fund, Inc.;
                                                                             Hartford Dividend and Growth HLS Fund, Inc.;
                                                                             Hartford Index HLS Fund, Inc.;
                                                                             Hartford International Opportunities HLS Fund, Inc.;
                                                                             Hartford Midcap HLS Fund, Inc.;
                                                                             Hartford Small Company HLS Fund, Inc.;
                                                                             Hartford Stock HLS Fund, Inc.;
                                                                             Hartford Advisers HLS Fund, Inc.;
                                                                             Hartford Global Advisers HLS Fund, Inc.;
                                                                             Hartford Bond HLS Fund, Inc.;
                                                                             Hartford Mortgage Securities HLS Fund, Inc.;
                                                                             Hartford Money Market HLS Fund, Inc.;
                                                                             Hartford Series Fund, Inc.
                                                                             (collectively, the "Companies" and each a "Company")

Proposal II                    A(i).  Proposal to revise the                 Shareholders of each Fund voting separately by Fund.
                                      fundamental policy regarding
                                      the issuing of senior
                                      securities.

                              A(ii).  Proposal to revise the                 Shareholders of each Fund voting separately by Fund.
                                      fundamental policy regarding
                                      the borrowing of money.

                              B.      Proposal to revise the                 Shareholders of each Fund voting separately by Fund,
                                      fundamental policy regarding           except the following Funds:
                                      investment concentrations
                                      within a particular industry.          Hartford Global Communications HLS Fund, Hartford
                                                                             Global Financial Services HLS Fund, Hartford Global
                                                                             Health HLS Fund and Hartford Global Technology HLS
                                                                             Fund.

                              C.      Proposal concerning fundamental        Shareholders of the following Funds voting separately
                                      policy regarding investments           by the Fund:
                                      within certain industries.
                                                                             Hartford Global Communications HLS Fund, Hartford
                                                                             Global Financial Services HLS Fund, Hartford Global
                                                                             Health HLS Fund and Hartford Global Technology HLS
                                                                             Fund.

                              D.      Proposal to revise the                Shareholders of each Fund voting separately by Fund.
                                      fundamental policy regarding
                                      the making of loans.

                              E.      Proposal to revise the                Shareholders of each Fund voting separately by Fund.
                                      fundamental policy regarding
                                      the underwriting of
                                      securities.

                              F.      Proposal to revise the                Shareholders of each Fund voting separately by Fund.
                                      fundamental policy regarding
                                      investments in real estate or
                                      interests therein.

                              G.      Proposal to revise the                Shareholders of each Fund voting separately by Fund.
                                      fundamental policy regarding
                                      purchases and sales of
                                      commodities and commodities
                                      contracts.

                              H.      Proposal to eliminate the             Shareholders of each Fund voting separately by Fund,
                                      fundamental policy regarding          except the following Funds:
                                      the diversification of
                                      investments.                          Hartford Global Communications HLS Fund, Hartford
                                                                            Global Financial Services HLS Fund, Hartford Global
                                                                            Health HLS Fund, Hartford Global Technology HLS Fund and
                                                                            Hartford Focus HLS Fund.

Proposal III                          Proposal to convert the               Shareholders of each of the following Funds, voting
                                      investment objectives of              separately by Fund:
                                      certain Funds from
                                      fundamental to                        Hartford Advisers HLS Fund, Hartford Bond HLS Fund,
                                      non-fundamental.                      Hartford Capital Appreciation HLS Fund, Hartford
                                                                            Dividend and Growth HLS Fund, Hartford Global Health
                                                                            HLS Fund, Hartford Global Leaders HLS Fund, Hartford
                                                                            Global Technology HLS Fund,

                                                                            Hartford Growth and Income HLS Fund,
                                                                            Hartford High Yield HLS Fund, Hartford Index
                                                                            HLS Fund, Hartford Global Advisers HLS Fund,
                                                                            Hartford International Opportunities HLS
                                                                            Fund, Hartford MidCap HLS Fund, Hartford
                                                                            Money Market HLS Fund, Hartford Mortgage
                                                                            Securities HLS Fund, Hartford Small Company
                                                                            HLS Fund and Hartford Stock HLS Fund.

Proposal IV                           Proposal to reorganize                Shareholders of each of the following Funds, voting
                                      certain Funds from a Maryland         separately by Fund:
                                      corporation into a series of
                                      Hartford Fund Series, Inc., a          Hartford Capital Appreciation HLS Fund, Inc.,
                                      Maryland corporation.                  Hartford Dividend and Growth HLS Fund, Inc., Hartford
                                                                             Index HLS Fund, Inc., Hartford International
                                                                             Opportunities HLS Fund, Inc., Hartford Midcap HLS
                                                                             Fund, Inc., Hartford Small Company HLS Fund, Inc.,
                                                                             Hartford Stock HLS Fund, Inc., Hartford Advisers HLS
                                                                             Fund, Inc., Hartford Global Advisers HLS Fund, Inc.,
                                                                             Hartford Bond HLS Fund, Inc., Hartford Mortgage
                                                                             Securities HLS Fund, Inc. and Hartford Money Market
                                                                             HLS Fund, Inc.




         Those individuals owning contracts representing shares on the Record Date may provide voting instructions for the Meeting or any adjournment of the Meeting. The number of shares outstanding for each Fund on the Record Date is listed on Table 2, below.

                                   TABLE 2


                                                                                   SHARES
                                      FUND                                      OUTSTANDING
              Hartford Capital Appreciation HLS Fund
              Hartford Dividend and Growth HLS Fund
              Hartford Index HLS Fund
              Hartford International Opportunities HLS Fund
              Hartford Midcap HLS Fund
              Hartford Small Company HLS Fund
              Hartford Stock HLS Fund
              Hartford Advisers HLS Fund
              Hartford Global Advisers HLS Fund
              Hartford Bond HLS Fund
              Hartford Mortgage Securities HLS Fund
              Hartford Money Market HLS Fund
              Hartford Global Communications HLS Fund
              Hartford Global Financial Services HLS Fund
              Hartford Global Health HLS Fund

                                                                       Shares
                                      Fund                           Outstanding
              Hartford Global Technology HLS Fund
              Hartford International Capital Appreciation HLS Fund
              Hartford Value HLS Fund
              Hartford International Small Company HLS Fund
              Hartford Midcap Value HLS Fund
              Hartford Focus HLS Fund
              Hartford Growth HLS Fund
              Hartford Global Leaders HLS Fund
              Hartford Growth and Income HLS Fund
              Hartford High Yield HLS Fund

-----------------
(1) The address of [HL Advisors] is [200 Hopmeadow Street, Simsbury, Connecticut 06089].

         Each shareholder is entitled to one vote for each share owned on the Record Date. Fractional shares will be voted proportionally. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

         HL Advisors is the investment adviser of each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company is the principal underwriter for each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Investment Management Company ("HIMCO") is the sub-advisor for the Hartford Index HLS Fund, the Hartford Mortgage Securities HLS Fund, the Hartford Bond HLS Fund, the Hartford High Yield HLS Fund and the Hartford Money Market HLS Fund. HIMCO's address is 55 Farmington Avenue, Hartford, Connecticut 06105. Wellington Management Company is the sub-advisor for the remaining Funds. Its address is 75 State Street, Boston, Massachusetts 02109.

         THE FUNDS' MOST RECENT ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT HARTFORD HLS FUNDS, C/O INDIVIDUAL ANNUITY SERVICES, P.O. BOX 5085, HARTFORD, CT 06102-5085 OR CALL 1-800-862-6668, AND A
REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

         Please be sure to read the entire proxy statement before casting your vote.

PROPOSAL I:  ELECTION OF DIRECTORS

         The Board of Directors of each Company has fixed the number of Directors for each Company at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, seven currently serve as Directors of the Companies: Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, Lowndes Andrew Smith, and David M. Znamierowski. The other two nominees, Phillip O. Peterson and Robert M. Gavin, are currently directors of other Hartford-affiliated mutual funds. Each nominee for election has consented to serve as Director if elected.

         The Nominating Committee of the Board of Directors of each Company has reviewed and approved the nomination of each nominee. The Board of Directors of each Company, in turn, has approved the nominations and is recommending that shareholders vote in favor of each nominee.

         Biographical data for each of the nominees is set forth below, together with information concerning the current officers of the Companies. If elected, each Director will serve until his or her death or resignation or until his or her successor is elected and qualifies. The address of each nominee is: c/o Secretary, Hartford Series Fund, Inc., 55 Farmington Avenue, Hartford, Connecticut 06105.


NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                         TERM OF                                      NUMBER OF
                                         OFFICE*                                    PORTFOLIOS IN
      NAME, AGE        POSITION HELD   AND LENGTH                                    FUND COMPLEX
     AND ADDRESS          WITH THE       OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTORSHIPS HELD
                         COMPANIES       SERVED          DURING LAST 5 YEARS           NOMINEE              BY NOMINEE
-----------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN         Director        Since 1995   Ms. Coleman has served as             48                    N/A
COLEMAN                                             President of Saint Joseph
(age 69)                                            College since 1991 and  as
                                                    President of Cashel House,
                                                    Ltd. (retail) since 1985.

DR. ROBERT M. GAVIN    N/A             New Nominee  Mr. Gavin is an educational           24                    N/A
(age 61)                                            consultant; prior to
                                                    September 1, 2001, he was
                                                    President of Cranbrook
                                                    Education Community; and
                                                    prior to July 1996, he was
                                                    President of Macalester
                                                    College, St. Paul, MN.

DUANE E. HILL          Director        Since 2001   Mr. Hill is Partner Emeritus          48                    N/A
(age 56)                                            and a founding partner of TSG
                                                    Capital Group, a private
                                                    equity investment firm that
                                                    serves as sponsor and lead
                                                    investor in leveraged buyouts
                                                    of middle market companies.
                                                    Mr. Hill is also a Partner of
                                                    TSG Ventures L.P., a private
                                                    equity investment company
                                                    that invests primarily in
                                                    minority-owned small
                                                    businesses.  Mr. Hill
                                                    currently serves as Chairman
                                                    of the City of Stamford, CT
                                                    Planning Board and a director
                                                    of the Stamford Cultural
                                                    Development Corporation.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                         TERM OF                                      NUMBER OF
                                         OFFICE*                                    PORTFOLIOS IN
      NAME, AGE        POSITION HELD   AND LENGTH                                    FUND COMPLEX
     AND ADDRESS          WITH THE       OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTORSHIPS HELD
                         COMPANIES       SERVED          DURING LAST 5 YEARS           NOMINEE              BY NOMINEE
-----------------------------------------------------------------------------------------------------------------------------

WILLIAM ATCHISON       Director        Since 1992   The Honorable William A.              48                    N/A
O'NEILL                                             O'Neill served as Governor of
(age 71)                                            the State of Connecticut from
                                                    1980 until 1991. He is
                                                    presently retired.

PHILLIP O. PETERSON    N/A             New Nominee  Mr. Peterson is a mutual fund         24                    N/A
(age 57)                                            industry consultant; he was a
                                                    Partner of KPMG LLP through
                                                    June 1999.

MILLARD HANDLEY        Director        Since 1977   Mr. Pryor has served as               48        Mr. Pryor is a Director of
PRYOR, JR.                                          Managing Director of Pryor &                    Infodata Systems, Inc.
(age 68)                                            Clark Company (real estate                      (software company) and
                                                    investment), Hartford,                          CompuDyne Corporation
                                                    Connecticut, since June, 1992.                  (security products and
                                                                                                    services).


JOHN KELLEY SPRINGER   Director        Since 1978   Mr. Springer served as                48        N/A
(age 70)                                            Chairman of MedSpan, Inc.
                                                    (health maintenance
                                                    organization) until March
                                                    2002.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                         TERM OF                                      NUMBER OF
                                         OFFICE*                                    PORTFOLIOS IN
      NAME, AGE        POSITION HELD   AND LENGTH                                    FUND COMPLEX
     AND ADDRESS          WITH THE       OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTORSHIPS HELD
                         COMPANIES       SERVED          DURING LAST 5 YEARS           NOMINEE              BY NOMINEE
-----------------------------------------------------------------------------------------------------------------------------

LOWNDES                Director        Since 1996   Mr. Smith served as              48             N/A
ANDREW SMITH**         and                          Vice Chairman of
(age 62)               Chairman                     Hartford Financial
                                                    Services Group, Inc.
                                                    ("The Hartford")
                                                    from February 1997
                                                    to January 2002, as
                                                    President and Chief
                                                    Executive Officer of
                                                    Hartford Life,
                                                    Inc.("Hartford
                                                    Life") from February
                                                    1997 to January
                                                    2002, and as
                                                    President and Chief
                                                    Operating Officer of
                                                    Hartford Life
                                                    Insurance Company
                                                    from January 1989 to
                                                    January 2002.



DAVID M.               President       Since 1999   Mr. Znamierowski                 71             N/A
ZNAMIEROWSKI***        and                          currently serves as
(age 41)               Director                     President of HIMCO
                                                    and Senior Vice
                                                    President, Chief
                                                    Investment Officer
                                                    and Director of
                                                    Investment Strategy
                                                    for Hartford Life.
                                                    Mr. Znamierowski is
                                                    also a Managing
                                                    Member and Senior
                                                    Vice President of
                                                    Hartford Investment
                                                    Financial Services,
                                                    LLC ("HIFSCO") and
                                                    HL Advisors. In
                                                    addition, Mr.
                                                    Znamierowski is the
                                                    Group Senior Vice
                                                    President and Chief
                                                    Investment Officer
                                                    for The Hartford.

* Each Director serves until his or her death or resignation or until his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Boards of Directors by August, 2002.

** Mr. Smith is an "interested" Director due to the position he held with The Hartford until January 2002, and because of his holdings of The Hartford stock.

*** Mr. Znamierowski is an "interested" Director due to the positions he holds with HIMCO and affiliates, and because of his holdings of The Hartford stock.

OFFICERS

                                            TERM OF
       NAME, AGE            POSITION      OFFICE* AND          PRINCIPAL
      AND ADDRESS           HELD WITH      LENGTH OF     OCCUPATION(S) DURING
                          THE COMPANIES   TIME SERVED        PAST 5 YEARS
-------------------------------------------------------------------------------
KEVIN J. CARR             Vice            Since 1996     Mr. Carr has served as
(age 47)                  President                      Assistant General
55 Farmington Avenue      and                            Counsel since 1999,
Hartford, CT 06105        Secretary                      Counsel since November
                                                         1996 and Associate
                                                         Counsel since November
                                                         1995, of The Hartford.

CHRISTOPHER JAMES COSTA   Assistant       Since 1997      Mr. Costa has served
(age 37)                  Secretary                       as the Tax Manager
P.O. Box 2999                                             of The
Hartford, CT 06104-2999                                   Hartford-Sponsored
                                                          Mutual Funds since
                                                          July 1996. Formerly
                                                          he served as the Tax
                                                          Manager and
                                                          Assistant Treasurer
                                                          of The Phoenix
                                                          Mutual Funds from
                                                          June 1994 to June
                                                          1996 and as a Tax
                                                          Consultant with
                                                          Arthur Andersen LLP
                                                          from September 1990
                                                          to June 1994.

TAMARA FAGELY             Vice            Since 2002      Ms. Fagely has been
(age 43)                  President,                      Vice President of
500 Bielenberg Drive      Controller                      HASCO since 1998.
Woodbury, MN 55125        and Treasurer                   Prior to 1998, she
                                                          was Second Vice
                                                          President of HASCO.
                                                          She also has served
                                                          as Assistant Vice
                                                          President of Hartford
                                                          Life Insurance Company
                                                          since December 2001.


BRUCE FERRIS              Vice            Since 2002      Mr. Ferris serves as
(age [  ])                President                       Vice President and a
P.O. Box 2999                                             director of sales
Hartford, CT 06104-2999                                   and marketing in the
                                                          Investment Products
                                                          Division of
                                                          Hartford Life
                                                          Insurance Company.


GEORGE RICHARD JAY        Vice            Since 1996     Mr. Jay has served as
(age 49)                  President,                    Secretary and
P.O. Box 2999             Controller                    Director, Life and
Hartford, CT 06104-2999   and Treasurer                 Equity Accounting and
                                                        Financial Control, of
                                                        Hartford Life
                                                        Insurance Company
                                                        since 1987.

OFFICERS

                                            TERM OF
       NAME, AGE            POSITION      OFFICE* AND          PRINCIPAL
      AND ADDRESS           HELD WITH      LENGTH OF     OCCUPATION(S) DURING
                          THE COMPANIES   TIME SERVED        PAST 5 YEARS
-------------------------------------------------------------------------------

RYAN JOHNSON              Vice            Since 2002     Mr. Johnson has
(age [  ])                President                      served as Vice
P.O. Box 2999                                            President and a
Hartford, CT 06104-2999                                  director of sales
                                                         and marketing in the
                                                         Investment Products
                                                         Division of
                                                         Hartford Life
                                                         Insurance Company
                                                         since 1999.
                                                         Previously he was
                                                         with Guardian
                                                         Insurance Company in
                                                         New York, New York.






STEPHEN T. JOYCE          Vice            Since 2000     Mr. Joyce currently
(age 42)                  President                      serves as Senior
P. O. Box 2999                                           Vice President and
Hartford, CT 06104-2999                                  director of
                                                         investment products
                                                         management for
                                                         Hartford Life
                                                         Insurance Company.
                                                         Previously he served
                                                         as Vice President
                                                         (1997-1999) and
                                                         Assistant Vice
                                                         President
                                                         (1994-1997) of
                                                         Hartford Life
                                                         Insurance Company.


DAVID N. LEVENSON         Vice           Since 2000       Mr. Levenson serves
(age 35)                  President                       as Senior Vice
P.O. Box 2999                                             President of
Hartford, CT 06104-2999                                   Hartford Life
                                                          Insurance Company
                                                          and is responsible
                                                          for the Company's
                                                          mutual funds line of
                                                          business and its
                                                          corporate retirement
                                                          plans line of
                                                          business. Mr.
                                                          Levenson joined The
                                                          Hartford in 1995.
                                                          Mr. Levenson is also
                                                          a senior vice
                                                          president of HIFSCO.

OFFICERS

                                            TERM OF
       NAME, AGE            POSITION      OFFICE* AND          PRINCIPAL
      AND ADDRESS           HELD WITH      LENGTH OF     OCCUPATION(S) DURING
                          THE COMPANIES   TIME SERVED        PAST 5 YEARS
-------------------------------------------------------------------------------

THOMAS MICHAEL MARRA      Vice            Since 1996     Mr. Marra is
(age 43)                  President                      President and Chief
P.O. Box 2999                                            Operating Officer of
Hartford, CT 06104-2999                                  Hartford Life. He is
                                                         also a member of the
                                                         Board of Directors
                                                         and a member of the
                                                         Office of the
                                                         Chairman for The
                                                         Hartford, the parent
                                                         company of Hartford
                                                         Life. Named
                                                         President of
                                                         Hartford Life in
                                                         2001 and COO in
                                                         2000, Mr. Marra
                                                         served as Executive
                                                         Vice President and
                                                         Director of Hartford
                                                         Life's Investment
                                                         Products Division
                                                         from 1998 to 2000.
                                                         He was head of the
                                                         company's Individual
                                                         Life and Annuities
                                                         Division from 1994
                                                         to 1998 after being
                                                         promoted to Senior
                                                         Vice President in
                                                         1994 and to
                                                         Executive Vice
                                                         President in 1996.
                                                         From 1990 to 1994,
                                                         Mr. Marra was Vice
                                                         President and
                                                         Director of
                                                         Individual
                                                         Annuities. Mr. Marra
                                                         is also a Managing
                                                         Member and Executive
                                                         Vice President of
                                                         HIFSCO and HL
                                                         Advisors.


JOHN C. WALTERS           Vice           Since 2000      Mr. Walters serves
(age 39)                  President                      as Executive Vice
P.O. Box 2999                                            President and
Hartford, CT 06104-2999                                  Director of the
                                                         Investment Products
                                                         Division of Hartford
                                                         Life Insurance
                                                         Company. Previously
                                                         Mr. Walters was with
                                                         First Union
                                                         Securities. Mr.
                                                         Walters is also a
                                                         Managing Member and
                                                         Executive Vice
                                                         President of HIFSCO
                                                         and HL Advisors.


DAVID M. ZNAMIEROWSKI     President      Since 1999       See information
(age 41)                  and Director                    under "Nominees for
55 Farmington Avenue                                      Election as
Hartford, CT  06105                                       Interested
                                                          Directors" above.


*        Each officer serves at the pleasure of the Board of Directors.

         CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. Messrs. Peterson and Gavin are also directors of Fortis Securities, Inc., a closed-end registered investment company, Hartford HLS Series Fund II, Inc., an open-end registered investment company and The Hartford Mutual Funds II, Inc., an open-end registered investment company. All other non-interested Directors of the Companies are non-interested directors of one other registered investment company in the fund complex. All interested Directors and officers of the Companies, except Lowndes Smith and Christopher Costa are also officers and directors of three other registered investment companies in the Fund Complex. Lowndes Smith, as a director, and Christopher Costa, as an officer, serve in these same or similar capacities with one other registered investment company in the Fund Complex.

         The Companies' Charters do not provide for the annual election of directors unless specifically required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law. However, in accordance with the 1940 Act, (i) the Companies will hold a shareholders' meeting for the election of directors at such time as less than a majority of the Directors holding office has been elected by the shareholders and (ii) a vacancy among the Directors may be filled by the remaining Directors only if, immediately after such vacancy is filled, at least two-thirds of the Directors holding office shall have been elected by the shareholders.

         The full Board of Directors met _______ times during the fiscal year ended December 31, 2001. During such fiscal year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee.

         STANDING COMMITTEES. The Boards of Directors of the Companies have established an Audit Committee and a Nominating Committee for each Fund. Each Committee is made up of those Directors who are not "interested persons" of the Fund. The Audit Committee (i) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof, and (iii) acts as a liaison between the Fund's independent auditors and the full board of directors. The Nominating Committee screens and selects candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of the applicable Company, who will then forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Audit Committee and Nominating Committee for each Fund met two times during the fiscal year ended December 31, 2001. If the nominees to each Board of Directors are elected, the composition of the Funds' standing committees will change.

         INDEPENDENT ACCOUNTANTS. The firm of Arthur Andersen LLP has served as independent accountants for the Funds for the fiscal year ending December 31, 2001. Ernst & Young, LLP has been selected as independent accountants for the Funds for the current fiscal year.

Fund-Related Fees

Audits Fees. For the fiscal year ending December 31, 2001, the approximate aggregate fee for professional services rendered for the audit of the annual financial statements for the Funds was [ ].

All Other Fees. For the fiscal year ending December 31, 2001, Arthur Andersen LLP was also paid approximately [ ] for [other services] rendered to the Funds.

Non-Fund Related Fees

Financial Information Systems Design and Implementation Fees. For the fiscal year ending December 31, 2001, Arthur Andersen LLP was also paid approximately [ ] for [ ].

All Other Fees. For the fiscal year ending December 31, 2001, Arthur Andersen LLP was also paid approximately [ ] for all other non-audit services rendered on behalf of the Funds.

         HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each nominee to the Board of Directors (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Director within the same family of investment companies.

                                     TABLE 3

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY SECURITIES IN ALL
                                                                               REGISTERED INVESTMENT COMPANIES
         NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN THE    OVERSEEN BY DIRECTOR IN FAMILY
            OR NOMINEE                                FUND                         OF INVESTMENT COMPANIES*

Phillip O. Peterson
Robert M. Gavin
Winifred Ellen Coleman
Duane E. Hill
William Atchison O'Neill
Millard Handley Pryor, Jr.
John Kelley Springer
David Znamierowski                                                                     $10,001-$50,000
Lowndes Andrew Smith

         * The valuation date for purposes of this Table 3 is May 9, 2002.

         The Companies do not pay salaries or compensation to any of their officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Funds and the Fund Complex for the fiscal year ended December 31, 2001 to the non-interested Directors who are nominees for reelection.

                                     TABLE 4

                                                         PENSION OR                            TOTAL COMPENSATION
                                    AGGREGATE       RETIREMENT BENEFITS     ESTIMATED ANNUAL   FROM THE FUNDS AND
                                COMPENSATION FROM    ACCRUED AS PART OF      BENEFITS UPON    FUND COMPLEX PAID TO
NAME OF PERSON, POSITION            THE FUNDS          FUND EXPENSES           RETIREMENT          DIRECTORS*
------------------------------------------------------------------------------------------------------------------
Winifred E. Coleman, Director      $59,200.00               $0                   $0               $74,000.00
Duane E. Hill, Director            $10,400.00               $0                   $0               $13,000.00
William A. O'Neill, Director       $59,200.00               $0                   $0               $74,000.00
Millard H. Pryor, Director         $59,200.00               $0                   $0               $74,000.00
John K. Springer, Director         $59,200.00               $0                   $0               $74,000.00


* As of December 31, 2001, [14] registered investment companies in the Fund Complex paid compensation to the Directors.

         The Hartford Series Fund, Inc.'s Articles of Incorporation provides that the Company, to the fullest extent permitted or required by Maryland law and the federal securities laws, shall indemnify the directors and officers of the Company. The Articles of Incorporation for each of the other Funds provides that the Company shall indemnify any director, officer, employees or agents of the Company provided that he acted in good faith and in or not opposed to the best interests of the Company and that he had no reasonable cause to believe his conduct was unlawful. The Companies' Articles of Incorporation do not protect any person against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         To the knowledge of the Companies, as of May 9, 2002, the officers and Directors of the Companies as a group beneficially owned less than 1% of the outstanding shares of each Fund.

         RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors of the Companies recommend that the shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of Directors. Shareholders of all Funds that are portfolios of Hartford Series Fund, Inc. shall vote as a single class for the Directors of that Company. Shareholders of the remaining Funds shall vote separately by Fund. Shareholders have no cumulative voting rights. Abstentions will have no effect on the election of Directors.

PROPOSAL II.  ELIMINATING OR REVISING FUNDAMENTAL INVESTMENT POLICIES

         As described in the following proposals, HL Advisors has recommended to the Board of Directors of each Fund, and the Board of Directors of each Fund is recommending to shareholders, that certain of each Fund's fundamental investment policies be revised or eliminated. The purpose of the proposals is in most cases to modernize the fundamental policies that are required under applicable law and to bring them in line with other fundamental policies in place, or expected to be put in place, by other Hartford mutual funds. NO CHANGE IN THE FUNDS' INVESTMENT STRATEGIES OR APPROACHES IS EXPECTED AS A RESULT OF THE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES. The Board of Directors of each Fund is recommending that shareholders approve each of the proposals.

BACKGROUND

         Each of the Funds has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HL Advisors' reasons for recommending them, are described below. Many of the proposed new fundamental policies are the same as those that currently apply to, or are expected to be adopted by, other funds in the Hartford Fund Family.

         The effect of implementation of these proposals should be to reduce the burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies - some differing from each other by only a few words - across the Hartford Fund Family.

         If the shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors with respect to that Fund will determine any further appropriate steps to be taken.

PROPOSALS

Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed elimination and revisions set out below are qualified in their entirety by reference to Appendix A.

         A.       (i)      REVISION TO THE FUNDAMENTAL POLICY REGARDING THE
                           ISSUING OF SENIOR SECURITIES.

                  (ii) REVISION TO THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF MONEY.

         If shareholders of a Fund approve this proposal, each Fund's fundamental policy regarding issuing senior securities and borrowing money will be combined to read as follows:

                  The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

         With respect to restrictions on the issuing of senior securities and the borrowing of money, the Funds are currently classified into two groups, Group A and Group B.

             Group A                                             Group B
             -------                                             -------

          Global Health HLS Fund                         Global Communications HLS Fund
          Global Technology HLS Fund                     Global Financial Services HLS Fund
          Capital Appreciation HLS Fund                  Focus HLS Fund

          Dividend and Growth HLS Fund                   Growth HLS Fund
          Global Leaders HLS Fund                        Value HLS Fund
          Growth and Income HLS Fund                     MidCap Value HLS Fund
          Index HLS Fund                                 International Capital Appreciation HLS Fund
          International Opportunities HLS Fund           International Small Company HLS Fund
          MidCap HLS Fund                                Focus Growth HLS Fund
          Small Company HLS Fund
          Stock HLS Fund
          Advisers HLS Fund
          Global Advisers HLS Fund
          Bond HLS Fund
          High Yield HLS Fund
          Mortgage Securities HLS Fund
          Money Market HLS Fund


         Each of the Group A Funds is subject to fundamental policies prohibiting the Fund from (1) issuing senior securities and (2) borrowing money, except from banks and then only if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

         Each of the Group B Funds is subject to fundamental policies prohibiting the Fund from (1) issuing senior securities to the extent such issuance would violate applicable law and (2) borrowing money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law and (e) engage in transactions in mortgage dollar rolls which are accounted for as financings.

         The 1940 Act generally permits a mutual fund to borrow money from a bank in an amount equal to one-third of its total assets, including the amount borrowed. This proposal is recommended to clarify that each Fund has the ability to borrow money to the full extent consistent with law or regulatory interpretation. The proposal would eliminate the distinction between Group A and Group B Funds.

         The proposed policy would permit a Fund to borrow money for the purpose of investing in additional securities. This practice, known as "leverage," would increase a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the investment adviser's ability to predict market movements correctly.

         Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors of any Company without shareholder approval, the Boards of Directors of the Companies have no current intention of doing so.

         B. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

         (Not applicable to Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund or Hartford Global Technology HLS Fund.)

         Each Fund, with the exception of the Funds listed above, is subject to a fundamental policy providing that the Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. The fundamental policy states that this limitation does not apply to investments in U.S. government securities. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to the concentration of investments will be amended and restated as follows:

                  The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental polices among the Harford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

         A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile that one whose investments are more broadly distributed among industries.

         C. PROPOSAL CONCERNING FUNDAMENTAL POLICIES REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.

         (Applicable only to Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund (for the purposes of this subsection, collectively the "Funds" and each a "Fund")).

         Each of the Funds listed above focuses its investments in a particular industry sector. The Funds are currently managed in accordance with the following policies:

                   The Hartford Global Communications HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.

                   The Hartford Global Financial Services HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance.

                   The Hartford Global Health HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services.

                   The Hartford Global Technology HLS Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

         The Funds are proposing to formalize each of these policies as fundamental so that they may not be changed without a vote of shareholders of the affected Funds.

         It is also proposed that those policies for the Global Health HLS Fund and Global Technology HLS Fund be modified to reflect more precisely industry groupings. The modified policies would read as follows:

                  The Hartford Global Health HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals AND BIOTECHNOLOGY, medical products, and health services.

                  The Hartford Global Technology HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: TECHNOLOGY HARDWARE AND equipment, software and computer services, COMMERCIAL SERVICES AND SUPPLIES, electronics, and communication equipment.


         A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile that one whose investments are more broadly distributed among industries.


         D.       REVISION TO THE FUNDAMENTAL POLICY REGARDING THE MAKING OF
                  LOANS.

         Each Fund has a fundamental investment restriction prohibiting it from making loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:

                  The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

         The proposed fundamental policy provides increased flexibility with respect to loans, as it imposes no limitations on such lending other than those imposed by the 1940 Act and applicable regulation. The revised policy would also authorize loans of money other than through the purchase of debt instruments. None of the Funds intends to change its practices in this regard. The proposal is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the ability of a Fund to respond to regulatory changes.

         When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When a Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

         Under current positions of the SEC staff, the Fund would not lend securities with a value of greater than 33-1/3% of the value of the Fund's assets. If adopted by the shareholders of a Fund, this policy is not expected to change the lending practices of the Fund or the risks associated with such lending.

         E. REVISION TO THE FUNDAMENTAL POLICY REGARDING THE UNDERWRITING OF SECURITIES.

         Each Fund has a fundamental investment restriction prohibiting it from underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting. If the shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding underwriting will be amended and restated as follows:

                  The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

         F. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.

         Each Fund has a fundamental investment restriction prohibiting it from purchasing or selling real estate, except that it may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:

                  The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

         To the extent a Fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of the real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the cost of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. Moreover, direct investments in real estate as well as certain real estate-related investments are considered "illiquid" and are subject to the risks associated with illiquid assets. These risks include the possibility that a Fund may be unable to dispose of the asset at a time when it may be advantageous to do so and that the asset may be worth less than the price at which a Fund values it for the purpose of determining net asset value.

         G. REVISION TO THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

         Each Fund is subject to a fundamental policy providing that the Fund will not invest in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:

                  The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

         None of the Funds intends to change its current practices with respect to investment in commodities, but the proposed policy is recommended to standardize the fundamental policies across the Hartford Fund Family and to provide the Funds with maximum investment flexibility permitted by applicable law.

         Each of the Funds is subject to a non-fundamental investment restriction prohibiting it from entering into a stock index futures contract, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the

Fund's total assets. Although this policy may be changed or eliminated by the Board of Directors of any Company without shareholder approval, the Boards of Directors of the Companies have no current intention of doing so.

         The use of financial futures contracts and other financial instruments entails certain risks, including the risk that the Fund's investment adviser may be unable to correctly forecast market and currency exchange rate movements. Should markets or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the price of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. The Fund may be unable to dispose of or close out a financial instrument it otherwise might, and may be unable to realize a gain or limit a loss.

         H.       ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING
                  DIVERSIFICATION OF INVESTMENTS.

         (Not applicable to Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund and Hartford Focus HLS Fund (the "Non-Diversified Funds").)

         Each Fund, with the exception of the Non-Diversified Funds, is currently subject to a fundamental policy providing that, with respect to 75% of the Fund's total assets, the Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         The elimination of this fundamental policy is sought for administrative purposes only and will not change the investment practices of any Fund nor the classification of any Fund as a "diversified" investment company under Section 5(b)(1) of the 1940 Act.

         In order to be classified a "diversified" investment company under
Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. Each Fund has adopted, as a fundamental policy, the current language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified company, it does not require that the diversification requirements be adopted as a fundamental policy. Each of the Funds, except the Non-Diversified Funds, is currently classified as a diversified fund under the 1940 Act. A change in the classification of a Fund as a diversified fund would require the approval of a majority of the outstanding shares of that Fund.

         The elimination of the current policy will allow a Fund to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval. In addition, this change is intended to reduce administrative burdens by eliminating a fundamental policy that is not required and is not expected to apply to other funds in the Hartford Fund Family.

         RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Board of Directors of each Fund recommends that the shareholders vote for each proposed revision to or elimination of, the Funds' fundamental investment policies (Proposals II.A. - II.H.). Approval by a Fund of the foregoing proposal requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with any of the other items of this Proposal II or with any other Proposal contained herein.

PROPOSAL III. CONVERTING INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO
NON-FUNDAMENTAL

         The investment objectives of the following funds are fundamental and require shareholder approval prior to any change: Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund. For a listing of each of these Funds' current investment objective, please see Appendix B.

         The Board of Directors of each of these Funds recommends converting the investment objective of each of these Funds from fundamental to non-fundamental. If shareholders of a Fund approve the conversion of a Fund's investment objective from fundamental to non-fundamental, the Board of Directors would have the flexibility to reword or change the substance of the investment objective without shareholder approval. The Board of Directors does not currently have any intention to change the investment objectives of any of the Funds.

         The Board of Directors of each Fund believes that shareholders and contract holders will benefit from this proposed change by allowing the Boards of Directors to revise a Fund's investment objective without incurring the time and costs associated with a shareholder vote. The Board of Directors of each Fund believes that this approach provides the Boards of Directors the necessary flexibility to respond to changes in applicable law and in the marketplace. This proposal is also recommended as an effort to conform to the practices of the other funds in the Hartford Fund Family.

         RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Board of Directors of each Fund recommends that the shareholders vote for the proposal to convert each applicable Fund's investment objective from fundamental to non-fundamental. Approval by a Fund of the foregoing proposal requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions will have the effect of negative votes on each matter set out in this Proposal III. Approval by the shareholders of any individual Fund of this Proposal III will be effective regardless of the outcome of shareholder voting for that Fund in connection with any of the other Proposals contained herein.

PROPOSAL IV. REORGANIZATION OF CERTAIN FUNDS AS SERIES OF HARTFORD SERIES FUND, INC.

         Each of Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Midcap HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. (collectively the "Stand-Alone Funds" and each a "Stand-Alone Fund") is presently organized as a separate corporation under Maryland law and, as such, is currently operated as an independent legal entity. At the Meeting, shareholders of each Stand-Alone Fund will be asked to vote to reorganize the Fund as a series (a "New Fund" and collectively the "New Funds") of Hartford Series Fund, Inc., a single Maryland corporation (a "Reorganization" and collectively the "Reorganizations"). Each Reorganization would be effected pursuant to an Agreement and Plan of Reorganization (a "Reorganization Plan"), the form of which is attached to this Proxy Statement as Appendix C. Your Board of Directors has unanimously approved the Reorganization Plan for your Fund. The proposed reorganizations will have no effect on the operations or management of your Fund.

         Like your Fund, Hartford Series Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The mailing address and telephone number of the principal office of Hartford Series Fund, Inc. are the same as those of your Fund.

         In connection with the proposed Reorganizations, New Funds will be established as series of Hartford Series Fund Inc. Each of the New Funds will have the same investment objective, investment strategies, techniques and restrictions as the corresponding Stand-Alone Fund. Each Stand-Alone Fund will transfer all of its assets to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of its liabilities. The shares of the New Fund will then be distributed in complete liquidation to the Stand-Alone Fund's shareholders, who will then become shareholders of the New Fund. The Stand-Alone Fund will then be dissolved, and its legal existence terminated. In each Reorganization, the shareholders of a Stand-Alone Fund will receive shares of the corresponding New Fund of the same class (Class IA or Class IB) as, and having an aggregate net asset value equal to the aggregate net asset value of, the shares of the Stand-Alone Fund they hold on the date of the Reorganization.

         Hartford Series Fund, Inc. currently offers the following portfolios:
Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Value HLS Fund, Hartford International Small Company HLS Fund, Hartford Midcap Value HLS Fund, Hartford Focus HLS Fund, Hartford Growth HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, and Hartford High Yield HLS Fund. If the Reorganization of your Fund is approved by the shareholders of your Fund, your Fund will become an additional portfolio of Hartford Series Fund, Inc.

REASONS FOR THE PROPOSED REORGANIZATION

         Your Fund's Board of Directors unanimously recommends reorganization of your Fund as a series of Hartford Series Fund, Inc. The Reorganizations are expected to consolidate and streamline the operations of the Funds and potentially reduce the Funds' operating expenses. Your Fund's Board of Directors has unanimously determined that the proposed Reorganization with respect to your Fund is in the best interests of the Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of the shareholders and beneficial owners of the Fund will not be diluted as a result of the Reorganization.

SUMMARY OF THE REORGANIZATION PLANS

         Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Stand-Alone Fund in exchange for the assumption by the New Fund of all of the liabilities of the Stand-Alone Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be [ ], 2002 or such other date as may be agreed upon by the New Fund and the Stand-Alone Fund). The following discussion summarizes the important terms of the Reorganization Plan. The summary is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization attached as Appendix C to this proxy statement. You should read the reorganization plan in its entirety.

         Each Stand-Alone Fund will sell all of its assets to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Stand-Alone Fund and deliver to the Stand-Alone Fund (i) a number of full and fractional Class IA Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Stand-Alone Fund attributable to its Stand-Alone Class IA shares, and (ii) a number of full and fractional Class IB Reorganization Shares having an aggregate net asset value equal to the value of assets of the Stand-Alone Fund attributable to its Class IB shares. For a discussion of the tax consequences of the proposed Reorganization, see Proposal IV - "Federal Income Tax Consequences."

         Immediately following the Exchange Date, each Stand-Alone Fund will distribute in complete liquidation to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Stand-Alone Fund, with Class IA Reorganization Shares being distributed to holders of Class IA shares of the Stand-Alone Fund and Class IB Reorganization Shares being distributed to holders of Class IB shares of the Stand-Alone Fund. As a result of the proposed transaction, each holder of Class IA and Class IB shares of the Stand-Alone Fund will receive a number of Class IA and Class IB Reorganization Shares equal in aggregate value at the Exchange Date to the aggregate value of the Class IA and Class IB shares, respectively, of the Stand-Alone Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Stand-Alone Fund shareholders, each account representing the respective number of full and fractional Class IA and Class IB Reorganization Shares due such shareholder. Because the shares of the New Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued. At the completion of the Reorganizations, all issued and outstanding shares of each Stand-Alone Fund will simultaneously be cancelled on the books of the Stand-Alone Fund. As promptly as practicable after the liquidation of each Stand-Alone Fund, each Stand-Alone Fund shall be dissolved and its legal existence terminated.

         The consummation of each Reorganization is subject to the conditions set forth in the Plan, any one of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Stand-Alone Fund, prior to the Exchange Date, by mutual consent of the relevant Stand-Alone Fund and New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

         All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Plan will be borne by the Funds.

         Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

REORGANIZATION SHARES

         Full and fractional Reorganization Shares will be issued to each Stand-Alone Fund's shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class IA and Class IB shares of the New Fund, which will have substantially similar characteristics as the corresponding classes of Stand-Alone Fund shares.

OTHER MATTERS

         The investment objectives, policies and restrictions of each Stand-Alone Fund, as amended pursuant to Proposals II and III (if approved by shareholders), will be adopted by each corresponding New Fund and will not change as a result of the Reorganizations.

         HL Advisors is currently the investment advisor to each of the Stand-Alone Funds pursuant to an investment advisory contract between the Stand-Alone Fund and HL Advisors. Following the reorganization, HL Advisors will continue as investment advisor for each New Fund pursuant to an investment advisory contract between Hartford Series Fund, Inc. and HL Advisors with respect to the Stand Alone Fund that is substantially similar to the Stand-Alone Fund's existing investment advisory contract. Each Stand-Alone Fund, as the sole shareholder of each New Fund prior to the Stand-Alone Fund's Reorganization, will approve an Investment Management Agreement between the New Fund and HL Advisors.

         Each of the Stand-Alone Funds and Hartford Series Fund, Inc. has entered into a distribution agreement with Hartford Securities Distribution Company ("Hartford Securities"). Following the Reorganizations, Hartford Securities will serve as the principal underwriter of each of the New Funds on substantially similar terms as it does currently with respect to the corresponding Stand-Alone Funds. In addition, each of the Stand-Alone Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund compensates Hartford Securities for services provided, and expenses incurred by Hartford Securities in connection with the distribution of the Fund's shares. The Board of Directors of Hartford Series Fund, Inc. has approved a substantially similar distribution plan for each New Fund. Each Stand-Alone Fund, as the sole shareholder of the corresponding New Fund prior to the Stand-Alone Fund's Reorganization, will approve the distribution plan of the New Fund.

         Currently, the Board of Directors of each Stand-Alone Fund is comprised of the same seven directors as the Board of Directors of Hartford Series Fund, Inc. If Proposal I described herein is approved by the shareholders of each Company, the Board of Directors of each Stand-Alone Fund will be comprised of the same nine directors as the Board of Directors of Hartford Series Fund, Inc. and following the Reorganization there will be one Board of Directors for all of the Funds comprised of these same nine directors. Each Stand-Alone Fund's officers are, and will continue to be after the Reorganization, officers of Hartford Series Fund, Inc.

STRUCTURE OF THE HARTFORD SERIES FUND, INC. AND THE NEW FUNDS

         Hartford Series Fund, Inc. has been established pursuant to its Articles of Incorporation and By-Laws under the laws of the State of Maryland. Hartford Series Fund, Inc. is an open-end investment company offering thirteen series of funds. Immediately prior to the Reorganization, the New Funds will have nominal assets and no liabilities and the sole holder of the outstanding shares of each New Fund will be the corresponding Stand-Alone Fund.

         Each of the Reorganization Shares will be fully paid and nonassessable by Hartford Series Fund, Inc. when issued, will be transferable without restriction, and will have no preemptive or conversion rights. Hartford Series Fund, Inc.'s Articles of Incorporation permit the Board of Directors to issue up to twelve billion shares and, without shareholder approval, to divide its shares into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and special or relative rights and privileges as the Directors may determine.

COMPARISON OF DIFFERENCES

         Because the shareholders of each Stand-Alone Fund will become shareholders of a single corporation, the voting power of a shareholder of a New Fund may be diluted. For example, after the Reorganization, shareholders of Hartford Series Fund, Inc. will vote together as a single class (not separately by Fund) on certain matters, such as the election of Directors and ratification of auditors. Although any such combined voting will be subject to requirements of the 1940 Act as to separate series or class voting rights, a shareholder's ability to influence the outcome of such votes may be reduced, as his or her vote may be aggregated with a greater number of other votes than if that shareholder had voted only with the other shareholders of his or her Fund.

         Because each Stand-Alone Fund and Hartford Series Fund, Inc. are Maryland corporations, the rights of securities holders and beneficial owners of each Stand-Alone Fund under state law are expected to remain substantially unchanged after the Reorganizations. Some differences under the Funds' governing documents should be noted, however. The provisions of Hartford Series Fund, Inc.'s Articles of Incorporation differ in some respects from those of the Stand-Alone Funds. As a result, certain rights of shareholders, as discussed below, will change following the Reorganizations (the By-laws of Hartford Series Fund, Inc. and each of the Stand-Alone Funds are substantially similar, and each Stand-Alone Fund shareholder's rights under the By-Laws are expected to remain substantially unchanged after the Reorganizations).

         The following is a summary of significant differences between each Stand-Alone Fund's Articles of Incorporation (the "Stand-Alone Articles") and Hartford Series Fund, Inc.'s Articles of Incorporation (the "Hartford Articles"). For additional information regarding all of the differences, shareholders of a Stand-Alone Fund should refer directly to such documents, copies of which may be obtained by contacting Hartford Series Fund, Inc. at its address listed on the cover of this proxy statement or by calling toll-free at
[            ]. Shareholders may also request copies of the relevant By-Laws.

Redemption by Company

         Under the Stand-Alone Articles, each Stand-Alone Fund retains the right to redeem the shares of any of its shareholders if the value of the shares falls below an amount to be designated by the Board of Directors. Under the Hartford Articles, Hartford Series Fund, Inc. has a similar right to redeem the shares of any series held in a shareholder's account if the value of the account is less than a specified amount determined by the Board of Directors, provided that the shareholder has been given at least 30 days written notice and has failed to make additional purchases of shares in an amount sufficient to bring the account value up to the required value prior to the redemption by the corporation. Unlike the Stand-Alone Funds, Hartford Series Fund, Inc. has the right to redeem shares of any shareholder in two additional circumstances: (i) if the redemption is, in the opinion of the Board of Directors, desirable in order to prevent the corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) if a shareholder has failed to furnish a correct certified social security or tax identification number.

         In the event of any redemption, Hartford Series Fund, Inc. will redeem shares at their net asset value.

Shareholder Voting

         Under the Hartford Articles, each proposal presented to shareholders will be valid and effective if approved by a majority of the total number of shares of the Hartford Series Fund, Inc.'s common stock entitled to vote on the proposal. For purposes of the Hartford Articles, a "majority" vote means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of capital stock, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. According to the Hartford Articles, a majority vote is sufficient regardless of whether any default provision of Maryland law would otherwise require a greater proportion of votes. Examples of actions under Maryland law requiring greater than a majority vote, unless otherwise provided in a corporation's Articles of Incorporation, include, among others, a vote to approve a consolidation or merger of the corporation with or into another entity and a vote to dissolve the corporation, each of which requires an affirmative vote by two-thirds of all the shares entitled to vote on the matter.

         The Articles of Incorporation for each of the Stand-Alone Funds, except Hartford Stock HLS Fund, Inc., do not override any default provisions of Maryland law requiring a vote of greater than a majority of the shares eligible to vote. Thus, as a result of the Reorganizations, certain proposals might be approved by shareholders of Hartford Series Fund, Inc. that might not have been approved by shareholders of a Stand-Alone Fund because of the heightened voting requirements under Maryland law.

Indemnification of Directors, Officers, Employees and Agents

         The Hartford Articles and Stand-Alone Articles provide for the indemnification of Directors, officers, employees and agents under some circumstances. While these indemnification provisions are similar, Hartford Series Fund, Inc. and the Stand-Alone Funds apply somewhat different standards in determining whether a person seeking indemnification shall be indemnified. The Hartford Series Fund, Inc. will indemnify a person for liability incurred that was not the result of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person's office, and in the case employees and agents of Hartford Series Fund, Inc., only as the Board of Directors or by-laws authorize. Each Stand-Alone Fund similarly limits the rights to indemnification in cases of "willful misfeasance, bad faith, gross negligence, or reckless disregard of duties," but limits the rights to indemnification under other circumstances, as well. For example, a Stand-Alone Fund will only indemnify a person for actions that were taken in good faith and in a manner reasonably believed to be not opposed to the best interests of the Stand-Alone Fund and, with respect to any alleged criminal actions, that such person reasonably believed were lawful. Also, for each Stand Alone Fund, other than Stock HLS Fund, Inc., any claim that results in a settlement, conviction, or nolo contendere plea of a person seeking indemnification creates a rebuttable presumption that such person will not be indemnified by the Stand-Alone Fund. With regard to liability to a Stand-Alone Fund or a Stand-Alone Fund's stockholders, no person shall be indemnified for activities that have been adjudged negligent or a misconduct of such person's duties to the Stand-Alone Fund (although in case of Hartford Stock HLS Fund, Inc., such person may still be indemnified if a court determines the person is fairly and reasonably entitled to indemnity).

         Because the standards for indemnification in the Hartford Articles and the Stand-Alone Articles differ, it is possible that, under identical circumstances, Hartford Series Fund, Inc. would be required to indemnify its Directors, officers, employees or agents where a Stand-Alone Fund would not.

FEDERAL INCOME TAX CONSEQUENCES

         As a condition to each Stand-Alone Fund's and each New Fund's obligation to consummate the Reorganization, each Stand-Alone Fund and each New Fund will receive an opinion from Ropes & Gray, counsel to Hartford Series Fund, Inc. (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated in the Plan will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the New Fund and Stand-Alone Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under
Section 361 of the Code, no gain or loss will be recognized by the Stand-Alone Fund as a result of the Reorganization; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Stand-Alone Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Stand-Alone Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Stand-Alone Fund's shareholders receive in exchange for their Stand-Alone Fund shares will be the same as the aggregate basis in the Stand-Alone Fund shares; (v) under Section 1223(1) of the Code, a Stand-Alone Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Stand-Alone Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Stand-Alone Fund shares as a capital asset; (vi) under
Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Stand-Alone Fund; (vii) under Section 362(b) of the Code, the aggregate tax basis in the hands of New Fund of the investments transferred pursuant to the Plan will be the same as the Stand-Alone Fund's aggregate tax basis in the investments immediately prior to such transfer; (viii) under Section 1223(2) of the Code, the New Fund's holding period with respect to the investments will include the periods during which the investments were held by the Stand-Alone Fund; and (ix) the New Fund will succeed to and take into account the items of the Stand-Alone Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

         This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign, and other tax laws.

TEMPORARY AMENDMENT OF FUNDAMENTAL INVESTMENT
RESTRICTIONS AND TAKING OF OTHER ACTIONS

         Certain of each Stand-Alone Fund's existing fundamental investment restrictions (as amended by Proposal II) might, absent temporary amendment, preclude a Stand-Alone Fund from carrying out its Reorganization. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Stand-Alone Fund approve a temporary amendment of the fundamental investment restrictions of the Stand-Alone Fund, and the taking of any other actions by the Stand-Alone Fund, to the extent necessary to complete the Stand-Alone Fund's Reorganization. The fundamental investment restrictions of each Stand-Alone Fund are set forth in Appendix A attached to this proxy statement. In particular, the fundamental investment restrictions of each Stand-Alone Fund might preclude, but the Stand-Alone Fund's Reorganization contemplates, the acquisition by a Stand Alone Fund of a nominal number of shares of the corresponding New Fund prior to the Reorganization so that the Stand Alone Fund's shareholders may take certain actions incidental to the Reorganization such as approving an investment advisory agreement. (The temporary amendments contemplated by this paragraph will not likely be required if all of the proposed changes to the Funds' fundamental investment policies are approved by shareholders.)

REQUIRED VOTE

         Approval of this proposal for each Stand-Alone Fund requires the affirmative vote of at least two-thirds of the Stand-Alone Fund's outstanding shares.

         The Board of Directors of each Stand-Alone Fund recommends that the shareholders of the Stand-Alone Fund vote FOR approval of this proposal.

V.  MISCELLANEOUS

         QUORUM. The presence, either in person or by proxy, of shareholders owning a majority of shares of all Funds entitled to vote at the Meeting shall constitute a quorum.

         ADJOURNMENT. In the event a quorum is not obtained or that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. Provided that there is a quorum, a shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment. All Proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

         SOLICITATION OF PROXIES. In addition to the solicitation of voting instructions by mail, the employees of HL Advisors or its affiliates may solicit voting instructions in person or by telephone.

         OTHER BUSINESS. The Board of Directors of each Company knows of no other business to be brought before the Meeting. However, if any other matters arise, the entities named on the voting instruction form will vote upon these matters according to their best judgment.

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Companies to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Companies' Charters do not provide for annual meetings of shareholders, and the Companies do not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in any Company's proxy statement for any subsequent meeting must be received by that Company a reasonable period of time prior to any such meeting.


         SHARE OWNERSHIP INFORMATION. To the best knowledge of each Fund, no person other than [HL Advisors] owned, of record or beneficially, 5% or more of the outstanding shares of any of the classes of any of the Funds as of May 9, 2002. Information with regard to [HL Advisors]'s ownership in each Fund of which it owns more than 5% of the outstanding shares is provided below:

                                     TABLE 6

                                                                             Percent of                           Percent of
                                                                            Outstanding                           Outstanding
                                                        Class IA Shares   Class IA Shares    Class IB Shares    Class IB Shares
                                                          Owned by [HL      Owned by [HL      Owned by [HL       Owned by [HL
                        Fund                               Advisors]         Advisors]          Advisors]          Advisors]
                        ----                               ---------         ---------          ---------          ---------
Hartford Capital Appreciation HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Index HLS Fund

Hartford International Opportunities HLS Fund

Hartford Midcap HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Advisers HLS Fund

Hartford Global Advisers HLS Fund

Hartford Bond HLS Fund

Hartford Mortgage Securities HLS Fund

Hartford Money Market HLS Fund

Hartford Global Communications HLS Fund

Hartford Global Financial Services HLS Fund

Hartford Global Health HLS Fund

Hartford Global Technology HLS Fund

Hartford International Capital Appreciation HLS Fund

Hartford Value HLS Fund

Hartford International Small Company HLS Fund

Hartford Midcap Value HLS Fund

Hartford Focus HLS Fund

Hartford Growth HLS Fund

Hartford Global Leaders HLS Fund

Hartford Growth and Income HLS Fund

Hartford High Yield HLS Fund

                                   APPENDIX A

         The following tables outline the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

                   HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.

                          HARTFORD INDEX HLS FUND, INC.

               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

                         HARTFORD MIDCAP HLS FUND, INC.

                      HARTFORD SMALL COMPANY HLS FUND, INC.

                          HARTFORD STOCK HLS FUND, INC.

                        HARTFORD ADVISERS HLS FUND, INC.

                     HARTFORD GLOBAL ADVISERS HLS FUND, INC.

                          HARTFORD BOND HLS FUND, INC.

                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.

                      HARTFORD MONEY MARKET HLS FUND, INC.

                        HARTFORD GLOBAL LEADERS HLS FUND

                       HARTFORD GROWTH AND INCOME HLS FUND

                          HARTFORD HIGH YIELD HLS FUND

             PROPOSAL                             CURRENT POLICY                          REVISED POLICY
             --------                             --------------                          --------------
II.A(i).  Proposal to revise the      The Fund will not "issue senior          The Fund will not "borrow money or
fundamental policy regarding the      securities."                             issue any class of senior
issuing of senior securities.                                                  securities, except to the extent
                                                                               consistent with the Investment
                                                                               Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."

II.A(ii).  Proposal to revise the     The Fund will not "borrow money,         The Fund will not "borrow money or
fundamental policy regarding the      except from banks and then only if       issue any class of senior
borrowing of money.                   immediately after each such borrowing    securities, except to the extent
                                      there is asset coverage of at least      consistent with the Investment
                                      300% as defined in the 1940 Act."        Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."

                                    (cont'd)

II.B.  Proposal to revise the         The Fund will not "invest 25% or more    The Fund will not "purchase the
fundamental policy regarding          of its total assets in the securities    securities of any issuer (other
investment concentrations within a    of one or more issuers conducting        than securities issued or
particular industry.                  their principal business activities in   guaranteed by the U.S. government
                                      the same industry (excluding the U.S.    or any of its agencies or
                                      Government or any of its agencies or     instrumentalities) if, as a result,
                                      instrumentalities)."                     more than 25% of the Fund's total
                                                                               assets would be invested in the
                                                                               securities of companies whose
                                                                               principal business activities are in
                                                                               the same industry."

II.D.  Proposal to revise the         The Fund will not "make loans, except    The Fund will not "make loans,
fundamental policy regarding the      through (a) the purchase of debt         except to the extent consistent with
making of loans.                      obligations in accordance with the       the Investment Company Act of 1940,
                                      Fund's investment objective and          as amended, and the rules and
                                      policies, (b) repurchase agreements      regulations thereunder, or as may
                                      with banks, brokers, dealers and other   otherwise be permitted from time to
                                      financial institutions, and (c) loans    time by regulatory authority."
                                      of cash or securities as permitted by
                                      applicable law."

II.E.  Proposal to revise the         The Fund will not "underwrite            The Fund will not "act as an
fundamental policy regarding          securities issued by others, except to   underwriter of securities of other
underwriting securities.              the extent that the sale of portfolio    issuers, except to the extent that,
                                      securities by the Fund may be deemed     in connection with the disposition
                                      to be an underwriting."                  of portfolio securities, the Fund may
                                                                               be deemed an underwriter under
                                                                               applicable laws."

II.F.  Proposal to revise the         The Fund will not "purchase or sell      The Fund will not "purchase or sell
fundamental policy regarding          real estate, except that [a Fund] may    real estate unless acquired as a
investments in real estate and        (a) acquire or lease office space for    result of ownership of securities or
interests therein.                    its own use, (b) invest in securities    other instruments, although it may
                                      of issuers that invest in real estate    purchase securities secured by real
                                      or interests therein, (e.g., real        estate or interests therein, or
                                      estate investment trusts) (c) invest     securities issued by companies which
                                      in securities that are secured by real   invest in real estate or interests
                                      estate or interests therein, (d)         therein."
                                      purchase and sell mortgage-related
                                      securities, (e) hold and sell real
                                      estate acquired by the Fund as a
                                      result of the ownership of securities
                                      and (f) invest in real estate limited
                                      partnerships."

II.G.  Proposal to revise the         The Fund will not "invest in             The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity contracts,      commodities or commodities
purchases and sales of commodities    except that the Fund may invest in       contracts, except that the Fund may
and commodities contracts.            currency and financial instruments and   purchase or sell financial futures
                                      contracts that are commodities or        contracts, options on financial
                                      commodity contracts."                    futures contracts, and futures
                                                                               contracts, forward contracts, and
                                                                               options with respect to foreign
                                                                               currencies, and may enter into swap
                                                                               transactions or other financial
                                                                               transactions of any kind."

II.H.  Proposal to eliminate the      "With respect to 75% of a Fund's total   The current policy will be
fundamental policy regarding          assets," each Fund will not "purchase    eliminated.
diversification.                      securities of an issuer (other than
                                      cash,

                                    (cont'd)


                     cash items or securities issued or
                     guaranteed by the U.S. Government, its
                     agencies, instrumentalities or
                     authorities), if (a) such purchase
                     would cause more than 5% of the Fund's
                     total assets taken at market value to
                     be invested in the securities of such
                     issuer; or (b) such purchase would at
                     the time result in more than 10% of
                     the outstanding voting securities of
                     such issuer being held by the Fund."

                            HARTFORD GROWTH HLS FUND

                             HARTFORD VALUE HLS FUND

                         HARTFORD MIDCAP VALUE HLS FUND

              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


             PROPOSAL                          CURRENT POLICY                          REVISED POLICY
             --------                          --------------                          --------------
II.A(i).  Proposal to revise the      The Fund will not "issue senior     The Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."

II.A(ii).  Proposal to revise the     The Fund will not "borrow money,    The Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [ ] Fund may         any class of senior securities, except to
borrowing of money.                   borrow from banks (as defined in    the extent consistent with the Investment
                                      the 1940 Act) and through reverse   Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [ ] Fund may, to the
                                      extent permitted by applicable
                                      law, borrow up to an additional
                                      5% of its total assets for
                                      temporary purposes, (c) the [ ]
                                      Fund may obtain such short-term
                                      credits as may be necessary for
                                      the clearance of purchases and
                                      sales of portfolio securities,
                                      (d) the [ ] Fund may purchase
                                      securities on margin to the
                                      extent permitted by applicable
                                      law and (e) the [ ] Fund may
                                      engage in transactions in
                                      mortgage dollar rolls which are
                                      accounted for as financings."

II.B.  Proposal to revise the         The Fund will not "invest 25% or    The Fund will not "purchase the
fundamental policy regarding          more of its total assets in the     securities of any issuer (other than
investment concentrations within a    securities of one or more issuers   securities issued or guaranteed by the
particular industry.                  conducting their principal          U.S. government or any of its agencies
                                      business activities in the same     or instrumentalities) if, as a result,
                                      industry (excluding the U.S.        more than 25% of the Fund's total assets
                                      Government or any of its agencies   would be invested in the securities of
                                      or instrumentalities)."             companies whose principal business
                                                                          activities are in the same industry."

                            HARTFORD GROWTH HLS FUND

                             HARTFORD VALUE HLS FUND

                         HARTFORD MIDCAP VALUE HLS FUND

              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND



                                    (cont'd)

II.D.  Proposal to revise the         The Fund will not "make loans       The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority."
                                      brokers, dealers and other
                                      financial institutions, and (c)
                                      loans of cash or securities as
                                      permitted by applicable law."

II.E.  Proposal to revise the         The Fund will not "underwrite       The Fund will not "act as an underwriter
fundamental policy regarding          securities issued by others,        of securities of other issuers, except to
underwriting securities.              except to the extent that the       the extent that, in connection with the
                                      sale of portfolio securities by     disposition of portfolio securities, the
                                      the Fund may be deemed to be an     Fund may be deemed an underwriter under
                                      underwriting."                      applicable laws."

II.F.  Proposal to revise the         The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or
                                      interests therein, (d) purchase
                                      and sell mortgage-related
                                      securities, (e) hold and sell
                                      real estate acquired by the Fund
                                      as a result of the ownership of
                                      securities and (f) invest in real
                                      estate limited partnerships."

II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."

II.H.  Proposal to eliminate the      "With respect to 75% of a Fund's    The current policy will be eliminated.
fundamental policy regarding          total assets," each Fund will not
diversification.                      "purchase securities of an issuer
                                      (other than cash, cash items or

                            HARTFORD GROWTH HLS FUND

                             HARTFORD VALUE HLS FUND

                         HARTFORD MIDCAP VALUE HLS FUND

              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND



                                    (cont'd)

                                      securities issued or guaranteed
                                      by the U.S. Government, its
                                      agencies, instrumentalities or
                                      authorities), if (a) such
                                      purchase would cause more than 5%
                                      of the Fund's total assets taken
                                      at market value to be invested in
                                      the securities of such issuer; or
                                      (b) such purchase would at the
                                      time result in more than 10% of
                                      the outstanding voting securities
                                      of such issuer being held by the
                                      Fund."

                         HARTFORD GLOBAL HEALTH HLS FUND



             PROPOSAL                             CURRENT POLICY                          REVISED POLICY
             --------                             --------------                          --------------
II.A(i).  Proposal to revise the      The Fund will not "issue senior          The Fund will not "borrow money or
fundamental policy regarding the      securities".                             issue any class of senior
issuing of senior securities.                                                  securities, except to the extent
                                                                               consistent with the Investment
                                                                               Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."

II.A(ii).  Proposal to revise the     The Fund will not "borrow money,         The Fund will not "borrow money or
fundamental policy regarding the      except from banks and then only if       issue any class of senior
borrowing of money.                   immediately after each such borrowing    securities, except to the extent
                                      there is asset coverage of at least      consistent with the Investment
                                      300% as defined in the 1940 Act."        Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."

II.C.  Proposal concerning            The Fund "normally invests at            The Fund will "normally invest at
fundamental policy regarding          least 25% of its total assets, in        least 25% of its total assets, in
investments within certain            the aggregate, in the following          the aggregate, in the following
industries.                           industries: pharmaceuticals,             industries: pharmaceuticals and
                                      medical products, and health             biotechnology, medical products, and
                                      services."                               health services."

II.D.  Proposal to revise the         The Fund will not "make loans, except    The Fund will not "make loans,
fundamental policy regarding the      through (a) the purchase of debt         except to the extent consistent with
making of loans.                      obligations in accordance with the       the Investment Company Act of 1940,
                                      Fund's investment objective and          as amended, and the rules and
                                      policies, (b) repurchase agreements      regulations thereunder, or as may
                                      with banks, brokers, dealers and other   otherwise be permitted from time to
                                      financial institutions, and (c) loans    time by regulatory authority."
                                      of cash or securities as permitted by
                                      applicable law."

II.E.  Proposal to revise the         The Fund will not "underwrite            The Fund will not "act as an
fundamental policy regarding          securities issued by others, except to   underwriter of securities of other
underwriting securities.              the extent that the sale of portfolio    issuers, except to the extent that,
                                      securities by the Fund may be deemed     in connection with the disposition of
                                      to be an underwriting."                  portfolio securities, the Fund may be
                                                                               deemed an underwriter under
                                                                               applicable laws."

II.F.  Proposal to revise the         The Fund will not "purchase or sell      The Fund will not "purchase or sell
fundamental policy regarding          real estate, except that [a Fund] may    real estate unless acquired as a
investments in real estate and        (a) acquire or lease office space for    result of ownership of securities or
interests therein.                    its own use, (b) invest in securities    other instruments, although it may
                                      of issuers that invest in real estate    purchase securities secured by real
                                      or interests therein, (e.g., real        estate or interests therein, or
                                      estate investment trusts) (c) invest     securities issued by companies which
                                      in securities that are secured by real   invest in real estate or interests
                                      estate or interests therein, (d)         therein."
                                      purchase

                         HARTFORD GLOBAL HEALTH HLS FUND

                                    (cont'd)



                                      and sell mortgage-related securities,
                                      (e) hold and sell real estate acquired
                                      by the Fund as a result of the
                                      ownership of securities and (f) invest
                                      in real estate limited partnerships."

II.G.  Proposal to revise the         The Fund will not "invest in             The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity contracts,      commodities or commodities
purchases and sales of commodities    except that the Fund may invest in       contracts, except that the Fund may
and commodities contracts.            currency and financial instruments and   purchase or sell financial futures
                                      contracts that are commodities or        contracts, options on financial
                                      commodity contracts."                    futures contracts, and futures
                                                                               contracts, forward contracts, and
                                                                               options with respect to foreign
                                                                               currencies, and may enter into swap
                                                                               transactions or other financial
                                                                               transactions of any kind."

                           HARTFORD GLOBAL TECHNOLOGY


             PROPOSAL                             CURRENT POLICY                          REVISED POLICY
             --------                             --------------                          --------------
II.A(i).  Proposal to revise the      The Fund will not "issue senior          The Fund will not "borrow money or
fundamental policy regarding the      securities".                             issue any class of senior
issuing of senior securities.                                                  securities, except to the extent
                                                                               consistent with the Investment
                                                                               Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."

II.A(ii).  Proposal to revise the     The Fund will not "borrow money,         The Fund will not "borrow money or
fundamental policy regarding the      except from banks and then only if       issue any class of senior
borrowing of money.                   immediately after each such borrowing    securities, except to the extent
                                      there is asset coverage of at least      consistent with the Investment
                                      300% as defined in the 1940 Act."        Company Act of 1940, as amended, and
                                                                               the rules and regulations
                                                                               thereunder, or as may otherwise be
                                                                               permitted from time to time by
                                                                               regulatory authority."

II.C.    Proposal concerning          The Fund "normally invests at            The Fund will "normally invest at
fundamental policy regarding          least 25% of its total assets, in        least 25% of its total assets, in
investments within industries.        the aggregate, in the following          the aggregate, in the following
                                      industries: computers and computer       industries: technology hardware and
                                      equipment, software and computer         equipment, software and computer
                                      services, electronics, and               services, commercial services and
                                      communication equipment."                supplies, electronics, and
                                                                               communication equipment."


II.D.  Proposal to revise the         The Fund will not "make loans, except    The Fund will not "make loans,
fundamental policy regarding the      through (a) the purchase of debt         except to the extent consistent with
making of loans.                      obligations in accordance with the       the Investment Company Act of 1940,
                                      Fund's investment objective and          as amended, and the rules and
                                      policies, (b) repurchase agreements      regulations thereunder, or as may
                                      with banks, brokers, dealers and other   otherwise be permitted from  time to
                                      financial institutions, and (c) loans    time by regulatory authority."
                                      of cash or securities as permitted by
                                      applicable law."

II.E.  Proposal to revise the         The Fund will not "underwrite            The Fund will not "act as an
fundamental policy regarding          securities issued by others, except to   underwriter of securities of other
underwriting securities.              the extent that the sale of portfolio    issuers, except to the extent that,
                                      securities by the Fund may be deemed     in connection with the disposition of
                                      to be an underwriting."                  portfolio securities, the Fund may be
                                                                               deemed an underwriter under
                                                                               applicable laws."

II.F.  Proposal to revise the         The Fund will not "purchase or sell      The Fund will not "purchase or sell
fundamental policy regarding          real estate, except that [a Fund] may    real estate unless acquired as a
investments in real estate and        (a) acquire or lease office space for    result of ownership of securities or
interests therein.                    its own use, (b) invest in securities    other instruments, although it may
                                      of issuers that invest in real estate    purchase securities secured by real
                                      or interests therein, (e.g., real        estate or interests therein, or
                                      estate investment trusts) (c) invest     securities issued by companies which
                                      in securities that are secured by real   invest in real estate or interests
                                      estate or interests therein, (d)         therein."
                                      purchase and sell mortgage-related
                                      securities,

                           HARTFORD GLOBAL TECHNOLOGY

                                    (cont'd)


             PROPOSAL                             CURRENT POLICY                          REVISED POLICY
             --------                             --------------                          --------------
                                      (e) hold and sell real estate acquired
                                      by the Fund as a result of the
                                      ownership of securities and (f) invest
                                      in real estate limited partnerships."

II.G.  Proposal to revise the         The Fund will not "invest in             The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity contracts,      commodities or commodities
purchases and sales of commodities    except that the Fund may invest in       contracts, except that the Fund may
and commodities contracts.            currency and financial instruments and   purchase or sell financial futures
                                      contracts that are commodities or        contracts, options on financial
                                      commodity contracts."                    futures contracts, and futures
                                                                               contracts, forward contracts, and
                                                                               options with respect to foreign
                                                                               currencies, and may enter into swap
                                                                               transactions or other financial
                                                                               transactions of any kind."

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND

             PROPOSAL                          CURRENT POLICY                          REVISED POLICY
             --------                          --------------                          --------------
II.A(i).  Proposal to revise the      The Fund will not "issue senior     The Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."

II.A(ii).  Proposal to revise the     The Fund will not "borrow money,    The Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [ ] Fund may         any class of senior securities, except to
borrowing of money.                   borrow from banks (as defined in    the extent consistent with the Investment
                                      the 1940 Act) and through reverse   Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [ ] Fund may, to the
                                      extent permitted by applicable
                                      law, borrow up to an additional
                                      5% of its total assets for
                                      temporary purposes, (c) the [ ]
                                      Fund may obtain such short-term
                                      credits as may be necessary for
                                      the clearance of purchases and
                                      sales of portfolio securities,
                                      (d) the [ ] Fund may purchase
                                      securities on margin to the
                                      extent permitted by applicable
                                      law and (e) the [ ] Fund may
                                      engage in transactions in
                                      mortgage dollar rolls which are
                                      accounted for as financings."

II.C.    Proposal concerning          The Fund "normally invests          The Fund will "normally invest at least
fundamental policy regarding          at least 25% of its total           25% of its total assets, in the
investments within certain            assets, in the aggregate, in        aggregate, in the following industries:
industries.                           the following industries:           telecommunication services and media."
                                      telecommunication services
                                      and media."

II.D.    Proposal to revise the       The Fund will not "make loans       The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority."
                                      brokers, dealers and other
                                      financial institutions, and (c)
                                      loans of cash or securities as
                                      permitted by applicable law."

II.E.    Proposal to revise the       The Fund will not "underwrite       The Fund will not "act as an underwriter
fundamental policy regarding          securities issued by others,        of securities of other issuers, except to
underwriting securities.              except to the extent that the       the extent that, in connection with the
                                      sale of portfolio securities by     disposition of portfolio securities, the
                                      the Fund                            Fund may be

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND

                                    (cont'd)


             PROPOSAL                          CURRENT POLICY                          REVISED POLICY
             --------                          --------------                          --------------
                                      may be deemed by an                 deemed an underwriter under
                                      underwriting."                      applicable laws."

II.F.    Proposal to revise the       The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or
                                      interests therein, (d) purchase
                                      and sell mortgage-related
                                      securities, (e) hold and sell
                                      real estate acquired by the Fund
                                      as a result of the ownership of
                                      securities and (f) invest in real
                                      estate limited partnerships."

II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."

                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND


             PROPOSAL                          CURRENT POLICY                          REVISED POLICY
             --------                          --------------                          --------------
II.A(i).  Proposal to revise the      The Fund will not "issue senior     The Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."

II.A(ii).  Proposal to revise the     The Fund will not "borrow money,    The Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [ ] Fund may         any class of senior securities, except to
borrowing of money.                   borrow from banks (as defined in    the extent consistent with the Investment
                                      the 1940 Act) and through reverse   Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [ ] Fund may, to the
                                      extent permitted by applicable
                                      law, borrow up to an additional
                                      5% of its total assets for
                                      temporary purposes, (c) the [ ]
                                      Fund may obtain such short-term
                                      credits as may be necessary for
                                      the clearance of purchases and
                                      sales of portfolio securities,
                                      (d) the [ ] Fund may purchase
                                      securities on margin to the
                                      extent permitted by applicable
                                      law and (e) the [ ] Fund may
                                      engage in transactions in
                                      mortgage dollar rolls which are
                                      accounted for as financings."

II.C.    Proposal concerning          The Fund "normally invests at       The Fund will "normally invest at least
fundamental policy regarding          least 25% of its total assets, in   25% of its total assets, in the
investments within certain            the aggregate, in the following     aggregate, in the following
industries.                           industries: banks, diversified      industries: banks, diversified
                                      financials, and insurance."         financials, and insurance."

II.D.    Proposal to revise the       The Fund will not "make loans       The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority.
                                      brokers, dealers and other
                                      financial institutions, and (c)
                                      loans of cash or securities as
                                      permitted by applicable law."

II.E.  Proposal to revise the         The Fund will not "underwrite       The Fund will not "act as an underwriter
fundamental policy regarding          securities issued by others,        of securities of other issuers, except to
underwriting securities.              except to the extent that the       the extent that, in connection with the
                                      sale of portfolio securities by     disposition of portfolio securities, the
                                      the Fund may be deemed by an        Fund may be deemed an underwriter
                                      underwriting."                      under applicable laws.

                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

                                    (cont'd)


             PROPOSAL                          CURRENT POLICY                          REVISED POLICY
             --------                          --------------                          --------------
II.F.  Proposal to revise the         The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or
                                      interests therein, (d) purchase
                                      and sell mortgage-related
                                      securities, (e) hold and sell
                                      real estate acquired by the Fund
                                      as a result of the ownership of
                                      securities and (f) invest in real
                                      estate limited partnerships."

II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."

                             HARTFORD FOCUS HLS FUND


             PROPOSAL                          CURRENT POLICY                          REVISED POLICY
             --------                          --------------                          --------------
II.A(i).  Proposal to revise the      The Fund will not "issue senior     The Fund will not "borrow money or issue
fundamental policy regarding the      securities to the extent such       any class of senior securities, except to
issuing of senior securities.         issuance would violate applicable   the extent consistent with the Investment
                                      law."                               Company Act of 1940, as amended, and the
                                                                          rules and regulations thereunder, or as
                                                                          may otherwise be permitted from time to
                                                                          time by regulatory authority."

II.A(ii).  Proposal to revise the     The Fund will not "borrow money,    The Fund will not "borrow money or issue
fundamental policy regarding the      except (a) the [] Fund may borrow   any class of senior securities, except to
borrowing of money.                   from banks (as defined in the       the extent consistent with the Investment
                                      1940 Act) and through reverse       Company Act of 1940, as amended, and the
                                      repurchase agreements in amounts    rules and regulations thereunder, or as
                                      up to 33.33% of its total assets    may otherwise be permitted from time to
                                      (including the amount borrowed),    time by regulatory authority."
                                      (b) the [ ] Fund may, to the
                                      extent permitted by applicable
                                      law, borrow up to an additional
                                      5% of its total assets for
                                      temporary purposes, (c) the [ ]
                                      Fund may obtain such short-term
                                      credits as may be necessary for
                                      the clearance of purchases and
                                      sales of portfolio securities,
                                      (d) the [ ] Fund may purchase
                                      securities on margin to the
                                      extent permitted by applicable
                                      law and (e) the [ ] Fund may
                                      engage in transactions in
                                      mortgage dollar rolls which are
                                      accounted for as financings."

II.B.  Proposal to revise the         The Fund will not "invest 25% or    The Fund will not "purchase the
fundamental policy regarding          more of its total assets in the     securities of any issuer (other than
investment concentrations within a    securities of one or more issuers   securities issued or guaranteed by the
particular industry.                  conducting their principal          U.S. government or any of its agencies or
                                      business activities in the same     instrumentalities) if, as a result, more
                                      industry (excluding the U.S.        than 25% of the Fund's total assets would
                                      Government or any of its agencies   be invested in the securities of
                                      or instrumentalities)."             companies whose principal business
                                                                          activities are in the same industry."

                             HARTFORD FOCUS HLS FUND

                                    (cont'd)

II.D.  Proposal to revise the         The Fund will not "make loans       The Fund will not "make loans, except to
fundamental policy regarding the      except through (a) the purchase     the extent consistent with the Investment
making of loans.                      of debt obligations in accordance   Company Act of 1940, as amended, and the
                                      with the Fund's investment          rules and regulations thereunder, or as
                                      objective and policies, (b)         may otherwise be permitted from time to
                                      repurchase agreements with banks,   time by regulatory authority."
                                      brokers, dealers and other
                                      financial institutions, and (c)
                                      loans of cash or securities as
                                      permitted by applicable law."

II.E.  Proposal to revise the         The Fund will not "underwrite       The Fund will not "act as an underwriter of
fundamental policy regarding          securities issued by others,        securities of other issuers, except to the
underwriting securities.              except to the extent that the       extent that, in connection with the disposition
                                      sale of portfolio securities by     of portfolio securities, the Fund may be
                                      the Fund may be deemed to be an     deemed an underwriter under applicable laws."
                                      underwriting."

II.F.  Proposal to revise the         The Fund will not "purchase or      The Fund will not "purchase or sell real
fundamental policy regarding          sell real estate" except that it    estate unless acquired as a result of
investments in real estate and        may "(a) acquire or lease office    ownership of securities or other
interests therein.                    space for its own use, (b) invest   instruments, although it may purchase
                                      in securities of issuers that       securities secured by real estate or
                                      invest in real estate or            interests therein, or securities issued
                                      interests therein, (e.g., real      by companies which invest in real estate
                                      estate investment trusts) (c)       or interests therein."
                                      invest in securities that are
                                      secured by real estate or
                                      interests therein, (d) purchase
                                      and sell mortgage-related
                                      securities, (e) hold and sell
                                      real estate acquired by the Fund
                                      as a result of the ownership of
                                      securities and (f) invest in real
                                      estate limited partnerships"

II.G.  Proposal to revise the         The Fund will not "invest in        The Fund will not "purchase or sell
fundamental policy regarding          commodities or commodity            commodities or commodities contracts,
purchases and sales of commodities    contracts, except that the Fund     except that the Fund may purchase or sell
and commodities contracts.            may invest in currency and          financial futures contracts, options on
                                      financial instruments and           financial futures contracts, and futures
                                      contracts that are commodities or   contracts, forward contracts, and options
                                      commodity contracts."               with respect to foreign currencies, and
                                                                          may enter into swap transactions or other
                                                                          financial transactions of any kind."

                                   APPENDIX B

         The following table lists each Fund affected by Proposal III and its corresponding investment objective.

                    FUND                               INVESTMENT OBJECTIVE
                    ----                               --------------------
Hartford Advisers HLS Fund                        The Hartford Advisers HLS Fund
                                                  seeks maximum long-term total
                                                  return.

Hartford Bond HLS Fund                            The Hartford Bond HLS Fund
                                                  seeks a high level of current
                                                  income, consistent with a
                                                  competitive total return, as
                                                  compared to bond funds with
                                                  similar investment objectives
                                                  and policies, by investing
                                                  primarily in debt securities.

Hartford Capital Appreciation HLS Fund            The Hartford Capital
                                                  Appreciation HLS Fund seeks
                                                  growth of capital by investing
                                                  primarily in stocks selected
                                                  on the basis of potential for
                                                  capital appreciation.

Hartford Dividend and Growth HLS Fund             The Hartford Dividend and
                                                  Growth HLS Fund seeks a high
                                                  level of current income
                                                  consistent with growth of
                                                  capital by investing primarily
                                                  in stocks.

Hartford Global Health HLS Fund                   The Hartford Global Health HLS
                                                  Fund seeks long-term capital
                                                  appreciation by investing,
                                                  under normal circumstances, at
                                                  least 80% of its assets in the
                                                  equity securities of health
                                                  care companies worldwide.

Hartford Global Leaders HLS Fund                  The Hartford Global Leaders
                                                  HLS Fund seeks growth of
                                                  capital by investing primarily
                                                  in stocks issued by companies
                                                  worldwide.

Hartford Global Technology HLS Fund               The Hartford Global Technology
                                                  HLS Fund seeks long-term
                                                  capital appreciation by
                                                  investing, under normal
                                                  circumstances, at least 80% of
                                                  its assets in the equity
                                                  securities of technology
                                                  companies worldwide.

Hartford Growth and Income HLS Fund               The Hartford Growth and Income
                                                  HLS Fund seeks growth of
                                                  capital and current income by
                                                  investing primarily in stocks
                                                  with earnings growth potential
                                                  and steady or rising
                                                  dividends.

Hartford High Yield HLS Fund                      The Hartford High Yield HLS
                                                  Fund seeks high current income
                                                  by investing in non-investment
                                                  grade debt securities. Growth
                                                  of capital is a secondary
                                                  objective.

Hartford Index HLS Fund                           The Hartford Index HLS Fund
                                                  seeks to provide investment
                                                  results which approximate the
                                                  price and yield performance of
                                                  publicly traded common stocks
                                                  in the aggregate.

Hartford Global Advisers HLS Fund                 The Hartford Global Advisers
                                                  HLS Fund seeks maximum
                                                  long-term total rate of
                                                  return.

Hartford International Opportunities HLS Fund     The Hartford International
                                                  Opportunities HLS Fund seeks

                                                  growth of capital by investing
                                                  primarily in stocks issued by
                                                  non-U.S. companies.

Hartford MidCap HLS Fund                          The Hartford MidCap HLS Fund
                                                  seeks long-term growth of
                                                  capital by investing primarily
                                                  in stocks selected on the
                                                  basis of potential for capital
                                                  appreciation.

Hartford Money Market HLS Fund                    The Hartford Money Market HLS
                                                  Fund seeks maximum current
                                                  income consistent with
                                                  liquidity and preservation of
                                                  capital.

Hartford Mortgage Securities HLS Fund             The Hartford Mortgage
                                                  Securities HLS Fund seeks
                                                  maximum current income
                                                  consistent with safety of
                                                  principal and maintenance of
                                                  liquidity by investing
                                                  primarily in mortgage-related
                                                  securities.

Hartford Small Company HLS Fund                   The Hartford Small Company HLS
                                                  Fund seeks growth of capital
                                                  by investing primarily in
                                                  stocks selected on the basis
                                                  of potential for capital
                                                  appreciation.

Hartford Stock HLS Fund                           The Hartford Stock HLS Fund
                                                  seeks long-term growth of
                                                  capital, with income as a
                                                  secondary consideration, by
                                                  investing primarily in stocks.

                                   APPENDIX C

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

                      Hartford [__________] HLS Fund, Inc.,

           reorganizing as Hartford [__________] HLS Fund, a series of
                           Hartford Series Fund, Inc.

      This Agreement and Plan of Reorganization (this "Agreement") is made as of [_________], 2002 by and between Hartford [________] HLS Fund, Inc., a Maryland corporation, (the "Fund"), and Hartford Series Fund, Inc., a Maryland corporation, on behalf of its Hartford [_________] HLS Fund series (the "New Fund").

PLAN OF REORGANIZATION

      The Fund intends to change its identity through a "reorganization" within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will be accomplished as follows:

      (a) The Fund shall sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the New Fund shall, on the Exchange Date, assume all of the liabilities of the Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Fund (i) a number of full and fractional Class IA shares of common stock of the New Fund (the "Class IA Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IA shares of the Fund outstanding as of the Valuation Time, and (ii) a number of full and fractional Class IB shares of common stock of the New Fund (the "Class IB Reorganization Shares") equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IB shares of the Fund outstanding as of the Valuation Time. The Class IA Reorganization Shares and the Class IB Reorganization Shares shall be referred to collectively as the "Reorganization Shares."

      (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Fund shall distribute in complete liquidation to its Class IA and Class IB shareholders of record as of the Exchange Date the Class IA and Class IB Reorganization Shares, each shareholder being entitled to receive that proportion of such Class IA and Class IB Reorganization Shares which the number of Class IA and Class IB shares of common stock of the Fund held by such shareholder bears to the number of Class IA and Class IB shares of the Fund outstanding on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.

      (c) As promptly as practicable after the liquidation of the Fund as aforesaid, the Fund shall be dissolved pursuant to its Articles of Incorporation and By-Laws, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Exchange Date and, if applicable, such later date on which the Fund is liquidated.

       Such transfer, exchange, distribution and dissolution shall be on the terms and conditions set forth in this Agreement. This Agreement is intended to be a "plan of reorganization," within the meaning of Section 368 of the Code.

AGREEMENT

      The New Fund and the Fund agree as follows:

      1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE NEW FUND. The New Fund represents and warrants to and agrees with the Fund that:

            (a) The New Fund is a series of Hartford Series Fund, Inc., a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own properties and assets and to carry out its obligations under this Agreement. Hartford Series Fund, Inc. is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Hartford Series Fund, Inc. On the Exchange Date, each of Hartford Series Fund, Inc. and the New Fund will have all necessary federal, state and local authorizations to carry on business and to carry out this Agreement.

            (b) Hartford Series Fund, Inc. is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            (c) There are no legal, administrative or other proceedings pending or threatened against Hartford Series Fund, Inc. or the New Fund, which assert liability on the part of Hartford Series Fund, Inc. or the New Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (d) The New Fund had no operations or assets other than in connection with its organization and the transactions contemplated by the Agreement.

            (e) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

            (f) The definitive proxy statement of the Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Fund's shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the "Fund Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund and Hartford Series Fund, Inc. for use therein.

            (g) There are no material contracts outstanding to which the New Fund is a party, other than as disclosed in the prospectus and statement of additional information of the New Fund included in Hartford Series Fund, Inc.'s registration statement under the 1933 Act, as such prospectus and statement of additional information are amended or supplemented as of the Exchange Date (collectively, the "New Fund Prospectus") or the Fund Proxy Statement.

            (h)   The Fund is the sole shareholder of the New Fund.

            (i) The New Fund was established by the Board of Directors of Hartford Series Fund, Inc. in order to effect the transactions described in this Agreement. The New Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            (j) The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

            (k) On the Exchange Date, the Reorganization Shares to be issued to the Fund will have been duly authorized, and when issued and delivered pursuant to this Agreement will be legally and validly issued and will be fully paid and nonassessable by the New Fund.

      2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents and warrants to and agrees with the New Fund that:

            (a) The Fund is a corporation duly incorporated and validly existing under the laws of Maryland and has power to own all of its properties and assets and to carry out this Agreement. The Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund. The Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

            (b) The Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            (c) A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Fund as of and for the fiscal year ended [________], will be furnished to the New Fund. Such statement of assets and liabilities and schedule will fairly present the financial position of the Fund as of their dates and said statements of operations and changes in net assets will fairly reflect the results of the Fund's operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

            (d) The prospectus and statement of additional information of the Fund dated [________], 2002 (the "Fund Prospectus"), which has been previously furnished to the New Fund, did not contain as of such date and does not contain, with respect to the Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, which assert liability on the part of the Fund. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (f) There are no material contracts outstanding to which the Fund is a party, other than as disclosed in the Fund Prospectus or the Fund Proxy Statement.

            (g) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Fund's statement of assets and liabilities as of [__________] referred to in subsection
(c) above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Fund will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [_________], whether or not incurred in the ordinary course of business.

            (h) As of the Exchange Date, the Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Fund's officers, are required to be filed by the Fund and will have paid all federal and other taxes shown to be due on said returns or on any assessments received by the Fund. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

            (i) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Fund to be transferred to the New Fund pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Fund's investments shown on the schedule of its investments as of [__________] referred to in subsection (c) above, as supplemented with such changes in the portfolio as the Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

            (j) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the New Fund or the Fund, except as previously disclosed to the New Fund by the Fund.

            (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities or blue sky laws.

            (l) The Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of shareholders referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund for use in the Fund Proxy Statement.

            (m) The Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            (n) On the Exchange Date, the Fund will have sold such of its assets, if any, as are necessary to ensure that, after giving effect to the acquisition of the assets of the Fund pursuant to this Agreement, the New Fund will constitute a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

            (o) To the best of its knowledge, all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

            (p) All issued and outstanding shares of the Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

      3.    REORGANIZATION.

            (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and the New Fund agrees to acquire from the Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Fund, whether accrued or contingent, in exchange for that number of shares of common stock of the New Fund provided for in Section 4 and the assumption by the New Fund of all of the liabilities of the Fund, whether accrued or contingent, existing at the Valuation Time except for the Fund's liabilities, if any, pursuant to this Agreement. The Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Fund in exchange for their Class IA and Class IB shares of the Fund, which shall be cancelled and retired by the Fund.

            (b) The Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

            (c) The Valuation Time shall be [_____] Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

      4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date, the New Fund will issue and deliver to the Fund (i) a number of full and fractional Class IA Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IA shares of the Fund outstanding as of the Valuation Time, and (ii) a number of full and fractional Class IB Reorganization Shares equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional Class IB shares of the Fund outstanding as of the Valuation Time.

            (a) The Fund shall distribute the Class IA Reorganization Shares to the Class IA shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class IA Fund shareholder in accordance with such written instructions. The Fund shall distribute the Class IB Reorganization Shares to the Class IB shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class IB Fund shareholder in accordance with such written instructions.

            (b) The New Fund shall assume all liabilities of the Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Fund or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, except for the Fund's liabilities, if any, pursuant to this Agreement.

      5.    EXPENSES, FEES, ETC.

            (a) The parties hereto understand and agree that the costs of the transactions contemplated by this Agreement are being borne by [Hartford Life and Accident Insurance Company] and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

            (b) Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

      6. EXCHANGE DATE. Delivery of the assets of the Fund to be transferred, assumption of the liabilities of the Fund to be assumed, and delivery of the Reorganization Shares to be issued shall be made at the offices of Ropes & Gray, Boston, Massachusetts at [time] on [________], 2002 or at such other time and date agreed to by the New Fund and the Fund, the date and time upon which such delivery and assumption is to take place being referred to herein as the "Exchange Date."

      7.    MEETING OF SHAREHOLDERS; DISSOLUTION.

            (a) The Fund agrees to call a meeting of its shareholders as soon as is practicable after the date of filing of the Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the New Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Fund.

            (b) The Fund agrees that the liquidation and dissolution of the Fund will be effected [in the manner provided in the Articles of Incorporation and By-Laws of the Fund, as amended, and] in accordance with applicable law, all at the time referred to in Paragraph (c) of "Plan of Reorganization" above, and that on and after the Exchange Date, the Fund shall not conduct any business except in connection with its liquidation.

      8. CONDITIONS TO THE NEW FUND'S OBLIGATIONS. The obligations of the New Fund hereunder shall be subject to the following conditions:

            (a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote.

            (b) That the Fund shall have furnished to the New Fund a statement of the Fund's assets and liabilities, with values determined as provided in
Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified by the Fund's President (or any Vice President) and Treasurer, a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Fund since [_________] other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Fund, or changes due to dividends paid or losses from operations.

            (c) That the Fund shall have furnished to the New Fund a statement, dated the Exchange Date, signed by the Fund's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

            (d) That the Fund shall have delivered to the New Fund a letter from [an independent public accountant] dated the Exchange Date reporting on the results of applying certain procedures agreed upon by the New Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended [____________] and the period [______________] to the Exchange Date (the latter period being based on unaudited data).

            (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

            (f) That the New Fund shall have received an opinion of counsel to the Fund, in form satisfactory to counsel to the New Fund, and dated the Exchange Date, to the effect that (i) the Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by the Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Hartford Series Fund, Inc., on behalf of the New Fund, is a valid and binding obligation of the Fund; (iii) the Fund has corporate power to sell, assign, convey, transfer and deliver the assets contemplated hereby; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Fund's Articles or By-Laws or any provision of any agreement known to such counsel to which the Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Fund's Articles or By-Laws, such counsel may rely upon a certificate of an officer of the Fund whose responsibility it is to advise the Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

            (g) That the New Fund shall have received an opinion of counsel to the Fund, dated the Exchange Date, in form satisfactory to counsel for the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of

Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders; (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in exchange for his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the aggregate tax basis in the hands of the New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's aggregate tax basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

            (h) That the assets of the Fund to be acquired by the New Fund will include no assets which the New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

            (i) That the Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

            (j) That all actions taken by the Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the New Fund and its counsel.

            (k) That the Fund shall have furnished to the New Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Fund, as to the tax cost to the Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Fund may reasonably request.

            (l) That the Fund's custodian shall have delivered to the New Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

            (m) That the Fund's transfer agent shall have provided to the New Fund (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

            (n) That all of the issued and outstanding shares of the Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Fund or its transfer agent by the New Fund or its agents shall have revealed otherwise, either (i) the Fund shall have taken all actions that in the opinion of the New Fund or its counsel are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Fund in amounts sufficient and upon terms satisfactory, in the opinion of the New Fund or its counsel to indemnify the New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Fund to have offered and sold such shares in conformity with such laws.

            (o) That the New Fund shall have received from [an independent public accountant] a letter addressed to the New Fund dated as of the Exchange Date satisfactory in form and substance to the New Fund to the effect that, on the basis of limited procedures agreed upon by the New Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Fund to be exchanged for the Reorganization Shares has been determined in accordance with the provisions of Hartford Series Fund, Inc.'s Articles of Incorporation.

            9. CONDITIONS TO THE FUND'S OBLIGATIONS. The obligations of the Fund hereunder shall be subject to the following conditions:

            (a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of the Fund entitled to vote.

            (b) That Hartford Series Fund, Inc., on behalf of the New Fund, shall have executed and delivered to the Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the New Fund will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

            (c) That the New Fund shall have furnished to the Fund a statement, dated the Exchange Date, signed by Hartford Series Fund, Inc.'s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange

Date all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the New Fund has satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

            (d) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

            (e) That the Fund shall have received an opinion of counsel to the New Fund in form satisfactory to counsel to the Fund, and dated the Exchange Date, to the effect that (i) Hartford Series Fund, Inc. is a corporation duly formed and validly existing under the laws of the State of Maryland; (ii) the Reorganization Shares to be delivered to the Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Hartford Series Fund, Inc. or the New Fund; (iii) this Agreement has been duly authorized, executed and delivered by Hartford Series Fund, Inc. on behalf of the New Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Fund, is a valid and binding obligation of Hartford Series Fund, Inc. and the New Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Hartford Series Fund, Inc.'s Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which Hartford Series Fund, Inc. is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Hartford Series Fund, Inc.'s Articles of Incorporation, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer whose responsibility is to advise Hartford Series Fund, Inc. with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Hartford Series Fund, Inc. on behalf of the New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

            (f) That the Fund shall have received an opinion of counsel to the New Fund, dated the Exchange Date, in form satisfactory to counsel for the Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated hereby will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the New Fund and the Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of the Investments to the New Fund in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund, or upon the distribution of Reorganization Shares to its shareholders; (iii) no gain or loss will be recognized by shareholders of the Fund upon the distribution of Reorganization Shares to them in exchange for their shares of the Fund;

(iv) the aggregate tax basis of the Reorganization Shares that each Fund shareholder receives in exchange for his or her Fund shares will be the same as his or her aggregate basis in the Fund shares exchanged therefor; (v) a Fund shareholder's holding period for the Reorganization Shares will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (vi) no gain or loss will be recognized by the New Fund upon receipt of the Investments in exchange for the Reorganization Shares and the assumption by the New Fund of the liabilities of the Fund; (vii) the aggregate tax basis in the hands of New Fund of the Investments transferred pursuant to this Agreement will be the same as the Fund's aggregate tax basis in the Investments immediately prior to such transfer; (viii) the New Fund's holding period with respect to the Investments will include the periods during which the Investments were held by the Fund; and (ix) the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

            (g) That all actions taken by Hartford Series Fund, Inc. on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Fund and its counsel.

            (h) That the New Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      10.   INDEMNIFICATION.

            (a) The Fund shall indemnify and hold harmless, out of the assets of the Fund (which shall be deemed to include the assets of the New Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the directors and officers of Hartford Series Fund, Inc. (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Fund contained in the Fund Proxy Statement or the New Fund Prospectus or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund required to be stated therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Fund. The Indemnified Parties will notify the Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same. The indemnification obligations of the Fund under this Section 10(a) shall be assumed by the New Fund upon the Exchange Date, at which time the Fund shall be automatically released from such indemnification obligations.

            (b) The New Fund shall indemnify and hold harmless, out of the assets of the New Fund but no other assets, the directors and officers of the Fund (for purposes of this Section 10(b), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Fund contained in the Fund Proxy Statement or the New Fund Prospectus or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Hartford Series Fund, Inc. or the New Fund required to be stated therein or necessary to make statements relating to Hartford Series Fund, Inc. or the New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made legal process or any suit brought against or claim made with the consent of Hartford Series Fund, Inc. or the New Fund. The Indemnified Parties will notify Hartford Series Fund, Inc. and the New Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The New Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the New Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the New Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

      11. NO BROKER, ETC. Each of the Fund and the New Fund represents that there is no person who has dealt with it, or Hartford Series Fund, Inc. who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

      12. TERMINATION. The Fund and the New Fund may, by mutual consent of the directors on behalf of each party, terminate this Agreement, and the Fund or the New Fund, after consultation with counsel and by consent of their directors or an officer authorized by such directors, may waive any condition to their respective obligations hereunder, provided, however, that neither party may waive the conditions contained in Section 8(a) or 9(a) of this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by [________], this Agreement shall automatically terminate on that date unless a later date is agreed to by the Fund and the New Fund.

      13. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      14. SOLE AGREEMENT; AMENDMENTS; GOVERNING LAW. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the State of Maryland.

                        Hartford [_____] HLS Fund, Inc.



                        By:   ________________________________________
                              [Name, Title]


                        Hartford Series Fund, Inc., on behalf of its series Hartford [____________] HLS Fund



                        By:   ________________________________________
                              [Name, Title]

                         HARTFORD GLOBAL HEALTH HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND

              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

        THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS
                                  ON BEHALF OF
                        HARTFORD LIFE INSURANCE COMPANIES

The undersigned hereby instructs Hartford Life Insurance Companies ("HLIC") to represent and vote the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Shareholders Meeting to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders Meeting and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Shareholders Meeting and the Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope - no postage required.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WLIL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON EACH PROPOSAL. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

        [X]


THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT. In its discretion, HLIC is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, HLIC may vote all of the shares represented hereby for the election of such other person as Fund management may designate. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

        I. To elect the following                            WITHHOLD   FOR ALL
           nominees to the Board                 FOR ALL       ALL       EXCEPT
           of Directors:

           (1) Winifred Ellen Coleman,
           (2) Dr. Robert M. Gavin,
           (3) Duane E. Hill, (4) William
           Atchinson O'Neill, (5) Phillip         [  ]        [  ]        [  ]
           O. Peterson, (6) Millard
           Handley Pryor, Jr.,
           (7) Lowndes Andrew Smith, (8) John
           Kelley Springer, and (9) David
           M. Znamierowski


        To withhold authority to vote
        for any individual nominee mark
        the box "For All Except" and
        write the nominee's number on
        the line below


        -----------------------------------

        II.To approve proposals to           FOR       AGAINST         ABSTAIN
           eliminate or revise certain
           fundamental investment
           policies of the Fund.

        A(i).  Proposal to revise the
               fundamental policy
               regarding the issuing
               of senior securities.         [  ]        [  ]           [  ]

        A(ii). Proposal
               to revise the
               fundamental policy regarding
               the borrowing of money.       [  ]        [  ]           [  ]

             C.     Proposal concerning
                    fundamental policy
                    regarding investments
                    within certain
                    industries.              [  ]        [  ]        [  ]

             D.     Proposal to revise
                    the fundamental
                    policy regarding the
                    making of loans.         [  ]        [  ]        [  ]

             E.     Proposal to revise
                    the fundamental
                    policy regarding
                    underwriting of
                    securities.              [  ]        [  ]        [  ]

             F.     Proposal to revise
                    the fundamental
                    policy regarding
                    investments in real
                    estate or interests
                    therein.                 [  ]        [  ]        [  ]

             G.     Proposal to revise
                    the fundamental
                    policy regarding
                    purchases and sales
                    of commodities and
                    commodities contracts.   [  ]        [  ]        [  ]

       III. To convert the
            fundamental investment
            objectives to
            non-fundamental.                 [  ]        [  ]        [  ]


Date
     -------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

        THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS
                                  ON BEHALF OF
                        HARTFORD LIFE INSURANCE COMPANIES

The undersigned hereby instructs Hartford Life Insurance Companies ("HLIC") to represent and vote the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Shareholders Meeting to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders Meeting and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Shareholders Meeting and the Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope - no postage required.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WLIL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON EACH PROPOSAL. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

               [X]

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT. In its discretion, HLIC is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, HLIC may vote all of the shares represented hereby for the election of such other person as Fund management may designate. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

        I.  To elect the following                           WITHHOLD    FOR ALL
            nominees to the Board                 FOR ALL       ALL      EXCEPT
            of Directors:

           (1) Winifred Ellen Coleman,
           (2) Dr. Robert M. Gavin,
           (3) Duane E. Hill, (4) William           [  ]       [  ]       [  ]
           Atchinson O'Neill, (5) Phillip
           O. Peterson, (6) Millard
           Handley Pryor, Jr.,
           (7) Lowndes Andrew Smith, (8) John
           Kelley Springer, and (9) David
           M. Znamierowski


        To withhold authority to vote
        for any individual nominee mark
        the box "For All Except" and
        write the nominee's number on
        the line below


        II.   To approve proposals to          FOR       AGAINST        ABSTAIN
           eliminate or revise certain
           fundamental investment
           policies of the Fund.

        A(i). Proposal to revise
              the fundamental policy
              regarding the issuing
              of senior securities.          [  ]          [  ]          [  ]

       A(ii). Proposal to revise
              the fundamental
              policy regarding the
              borrowing of money.            [  ]          [  ]          [  ]

C.    Proposal concerning fundamental
      policy regarding investments
      within certain industries.          [  ]        [  ]        [  ]

D.    Proposal to revise the
      fundamental policy regarding the
      making of loans.                    [  ]        [  ]        [  ]

E.    Proposal to revise the
      fundamental policy regarding
      underwriting of securities.         [  ]        [  ]        [  ]

F.    Proposal to revise the
      fundamental policy regarding
      investments in real estate or
      interests therein.                  [  ]        [  ]        [  ]

G.    Proposal to revise the fundamental
      policy regarding purchases and sales
      of commodities and commodities
      contracts.                          [  ]        [  ]        [  ]



Date
     -------------------
Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                             HARTFORD FOCUS HLS FUND

              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

        THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS
                                  ON BEHALF OF
                        HARTFORD LIFE INSURANCE COMPANIES

The undersigned hereby instructs Hartford Life Insurance Companies ("HLIC") to represent and vote the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Shareholders Meeting to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders Meeting and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Shareholders Meeting and the Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope - no postage required.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WLIL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON EACH PROPOSAL. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

               [X]

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT. In its discretion, HLIC is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, HLIC may vote all of the shares represented hereby for the election of such other person as Fund management may designate. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

        I.  To elect the following                          WITHHOLD     FOR ALL
            nominees to the Board                 FOR ALL      ALL       EXCEPT
            of Directors:

           (1) Winifred Ellen Coleman,
           (2) Dr. Robert M. Gavin,
           (3) Duane E. Hill, (4) William         [  ]       [  ]          [  ]
           Atchinson O'Neill, (5) Phillip
           O. Peterson, (6) Millard
           Handley Pryor, Jr.,
           (7) Lowndes Andrew Smith, (8) John
           Kelley Springer, and (9) David
           M. Znamierowski


        To withhold authority to vote
        for any individual nominee mark
        the box "For All Except" and
        write the nominee's number on
        the line below

        -------------------------------
        II.To approve proposals to             FOR      AGAINST        ABSTAIN
           eliminate or revise certain
           fundamental investment
           policies of the Fund.               [  ]       [  ]          [  ]

A(i).      Proposal to revise the fundamental
           policy regarding the issuing of
           senior securities.                  [  ]       [  ]          [  ]

A(ii).     Proposal to revise the fundamental
           policy regarding the borrowing of
           money.                              [  ]       [  ]          [  ]

B.   Proposal to revise the                       [ ]       [ ]       [ ]
     fundamental policy regarding
     investment concentrations within
     a particular industry.

D.   Proposal to revise the                       [ ]       [ ]       [ ]
     fundamental policy regarding the
     making of loans.

E.   Proposal to revise the                       [ ]       [ ]       [ ]
     fundamental policy regarding
     underwriting of securities.

F.   Proposal to revise the                       [ ]       [ ]       [ ]
     fundamental policy regarding
     investments in real estate or
     interests therein.

G.   Proposal to revise the fundamental           [ ]       [ ]       [ ]
     policy regarding purchases and
     sales of commodities and
     commodities contracts.



Date
     -------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                            HARTFORD VALUE HLS FUND
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                            HARTFORD GROWTH HLS FUND

              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                           TO BE HELD June [ ], 2002

       THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS
                                  ON BEHALF OF
                       HARTFORD LIFE INSURANCE COMPANIES

The undersigned hereby instructs Hartford Life Insurance Companies ("HLIC") to represent and vote the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Shareholders Meeting to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders Meeting and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Shareholders Meeting and the Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope - no postage required.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON EACH PROPOSAL. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

          [X]


THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT. In its discretion, HLIC is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, HLIC may vote all of the shares represented hereby for the election of such other person as Fund management may designate. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                                                        WITHHOLD       FOR ALL
          I.  To elect the following          FOR ALL     ALL          EXCEPT
              nominees to the Board            [ ]        [ ]           [ ]
              of Directors:

              (1) Winifred Ellen Coleman,
              (2) Dr. Robert M. Gavin,
              (3) Duane E. Hill, (4) William
              Atchinson O'Neill, (5) Phillip
              O. Peterson, (6) Millard Handley
              Pryor, Jr., (7) Lowndes Andrew
              Smith, (8) John Kelley Springer,
              and (9) David M. Znamierowski


          To withhold authority to vote for any
          individual nominee mark the box
          "For All Except" and write the
          nominee's number on the line below.

          -------------------------------------

          II. To approve proposals to        FOR        AGAINST        ABSTAIN
              eliminate or revise certain
              fundamental investment
              policies of the Fund.

          A(i).   Proposal to revise the     [ ]          [ ]            [ ]
                  fundamental policy
                  regarding the issuing
                  of senior securities.

          A(ii).  Proposal to revise the     [ ]          [ ]            [ ]
                  fundamental policy
                  regarding the borrowing
                  of money.

B.   Proposal to revise the             [ ]            [ ]            [ ]
     fundamental policy regarding
     investment concentrations
     within a particular industry.

D.   Proposal to revise the             [ ]            [ ]            [ ]
     fundamental policy regarding
     the making of loans.

E.   Proposal to revise the             [ ]            [ ]            [ ]
     fundamental policy regarding
     underwriting of securities.

F.   Proposal to revise the             [ ]            [ ]            [ ]
     fundamental policy regarding
     investments in real estate or
     interests therein.

G.   Proposal to revise the             [ ]            [ ]            [ ]
     fundamental policy regarding
     purchases and sales of
     commodities and commodities
     contracts.

H.   Proposal to eliminate the          [ ]            [ ]            [ ]
     fundamental policy regarding
     the diversification of
     investments.

Date ______________________

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND

              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

        THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS
                                  ON BEHALF OF
                        HARTFORD LIFE INSURANCE COMPANIES

The undersigned hereby instructs Hartford Life Insurance Companies ("HLIC") to represent and vote the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Shareholders Meeting to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders Meeting and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Shareholders Meeting and the Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope - no postage required.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WLIL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON EACH PROPOSAL. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

               [X]

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT. In its discretion, HLIC is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, HLIC may vote all of the shares represented hereby for the election of such other person as Fund management may designate. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

        I.  To elect the following nominees                 WITHHOLD FOR ALL
            to the Board of                        FOR ALL     ALL    EXCEPT
            Directors:

           (1) Winifred Ellen Coleman,
           (2) Dr. Robert M. Gavin, (3) Duane
           E. Hill, (4) William Atchinson          [ ]        [ ]       [ ]
           O'Neill, (5) Phillip O.
           Peterson, (6) Millard Handley
           Pryor, Jr., (7) Lowndes Andrew
           Smith, (8) John Kelley Springer,
           and (9) David M. Znamierowski


        To withhold authority to vote
        for any individual nominee mark
        the box "For All Except" and
        write the nominee's number on
        the line below

        ------------------------------

        II. To approve proposals to              FOR      AGAINST        ABSTAIN
            eliminate or revise certain
            fundamental investment policies
            of the Fund.

              A(i). Proposal to revise the
                    fundamental policy
                    regarding the issuing of
                    senior securities.           [ ]        [ ]            [ ]
             A(ii). Proposal to revise the
                    fundamental policy
                    regarding the borrowing
                    of money.                    [ ]        [ ]            [ ]

     B.     Proposal to revise the
            fundamental policy
            regarding investment
            concentrations within a
            particular industry.             [ ]        [ ]            [ ]

     D.     Proposal to revise the
            fundamental policy
            regarding the making of
            loans.                           [ ]        [ ]            [ ]

     E.     Proposal to revise the
            fundamental policy
            regarding underwriting
            of securities.                   [ ]        [ ]            [ ]

     F.     Proposal to revise the
            fundamental policy
            regarding investments
            in real estate or
            interests therein.               [ ]        [ ]            [ ]

     G.     Proposal to revise the
            fundamental policy
            regarding purchases and
            sales of commodities
            and commodities
            contracts.                       [ ]        [ ]            [ ]

     H.     Proposal to eliminate
            the fundamental policy
            regarding the
            diversification of
            investments.                     [ ]        [ ]            [ ]

III. To convert the fundamental
     investment objectives of certain
     funds from fundamental to
     non-fundamental                         [ ]        [ ]            [ ]


Date
     -------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                   HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                          HARTFORD INDEX HLS FUND, INC.
               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                      HARTFORD SMALL COMPANY HLS FUND, INC.
                          HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                     HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.

              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

        THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS
                                  ON BEHALF OF
                        HARTFORD LIFE INSURANCE COMPANIES

The undersigned hereby instructs Hartford Life Insurance Companies ("HLIC") to represent and vote the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Shareholders Meeting to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 on June [ ], 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders Meeting and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Shareholders Meeting and the Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope - no postage required.

IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WLIL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON EACH PROPOSAL. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

PLEASE FILL IN BOX(ES)
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

               [X]

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS HLIC SHALL VOTE ACCORDING TO ITS BEST JUDGMENT. In its discretion, HLIC is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, HLIC may vote all of the shares represented hereby for the election of such other person as Fund management may designate. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

          I.   To elect the following nominees                WITHHOLD   FOR ALL
               to the Board of Directors;           FOR ALL     ALL      EXCEPT

               (1) Winifred Ellen Coleman, (2)
               Dr. Robert M. Gavin, (3) Duane
               E. Hill, (4) William Atchinson
               O'Neill, (5) Phillip O. Peterson,
               (6) Millard Handley Pryor, Jr.,        [ ]       [ ]        [ ]
               (7) Lowndes Andrew Smith, (8)
               John Kelley Springer, and (9)
               David M. Znamierowski

          To withhold authority to vote for any
          individual nominee mark the box "For All
          Except" and write the nominee's number
          on the line below.


          -----------------------------------------

          II.  To approve proposals to eliminate or   FOR     AGAINST    ABSTAIN
          revise certain fundamental investment
          policies of the Fund.

               A(i).   Proposal to revise the
                       fundamental policy regarding   [ ]       [ ]        [ ]
                       the issuing of senior
                       securities.

               A(ii).  Proposal to revise the
                       fundamental policy regarding   [ ]       [ ]        [ ]
                       the borrowing of money.

          B.   Proposal to revise the                  [ ]       [ ]       [ ]
               fundamental policy regarding
               investment concentrations within
               a particular industry.

          D.   Proposal to revise the                  [ ]       [ ]       [ ]
               fundamental policy regarding the
               making of loans.

          E.   Proposal to revise the                  [ ]       [ ]       [ ]
               fundamental policy regarding
               underwriting of securities.

          F.   Proposal to revise the                  [ ]       [ ]       [ ]
               fundamental policy regarding
               investments in real estate or
               interests therein.

          G.   Proposal to revise the                  [ ]       [ ]       [ ]
               fundamental policy regarding
               purchases and sales of
               commodities and commodities
               contracts.

          H.   Proposal to eliminate the               [ ]       [ ]       [ ]
               fundamental policy regarding the
               diversification of investments.


     III. To convert the fundamental investment        [ ]       [ ]       [ ]
          objectives of certain funds from fundamental to non-fundamental

     IV.  To reorganize the Fund from a Maryland       [ ]       [ ]       [ ]
          corporation into a series of Hartford Series
          Fund, Inc., a Maryland corporation.




Date
     --------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                        HARTFORD GLOBAL HEALTH HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

               [X]


        I.   To elect the following                         WITHHOLD     FOR ALL
             nominees to the Board               FOR ALL       ALL        EXCEPT
             of Directors:

             (1) Winifred Ellen Coleman,           [ ]         [ ]         [ ]
             (2) Dr. Robert M. Gavin, (3)
             Duane E. Hill, (4) William
             Atchinson O'Neill, (5) Phillip
             O. Peterson, (6) Millard
             Handley Pryor, Jr., (7)
             Lowndes Andrew Smith, (8) John
             Kelley Springer, and (9) David
             M. Znamierowski


        To withhold authority to vote for
        any individual nominee mark the box
        "For All Except" and write the
        nominee's number on the line below


        ------------------------------

        II.  To approve proposals to               FOR       AGAINST     ABSTAIN
             eliminate or revise certain
             fundamental investment
             policies of the Fund.

              A(i).  Proposal to revise the        [ ]         [ ]         [ ]
                     fundamental policy
                     regarding the issuing
                     of senior securities.
              A(ii). Proposal to revise the        [ ]         [ ]         [ ]
                     fundamental policy
                     regarding the
                     borrowing of money.

              C.     Proposal to adopt a           [ ]         [ ]         [ ]
                     new fundamental policy
                     regarding investment
                     concentrations within
                     a particular industry.

              D.     Proposal to revise the        [ ]         [ ]         [ ]
                     fundamental policy
                     regarding the making
                     of loans.

              E.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     underwriting of
                     securities.

              F.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     investments in real
                     estate or interests
                     therein.

              G.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     purchases and sales
                     of commodities and
                     commodities contracts.

        III.  To convert the fundamental           [ ]         [ ]         [ ]
              investment objectives to
              non-fundamental


Date
     -------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

               [X]


        I.   To elect the following                          WITHHOLD    FOR ALL
             nominees to the Board               FOR ALL       ALL        EXCEPT
             of Directors:

             (1) Winifred Ellen Coleman,           [ ]         [ ]         [ ]
             (2) Dr. Robert M. Gavin, (3)
             Duane E. Hill, (4) William
             Atchinson O'Neill, (5) Phillip
             O. Peterson, (6) Millard
             Handley Pryor, Jr., (7)
             Lowndes Andrew Smith, (8) John
             Kelley Springer, and (9) David
             M. Znamierowski


        To withhold authority to vote for
        any individual nominee mark the box
        "For All Except" and write the
        nominee's number on the line below


        ------------------------------

        II.  To approve proposals to               FOR       AGAINST     ABSTAIN
             eliminate or revise certain
             fundamental investment
             policies of the Fund.

              A(i).  Proposal to revise the        [ ]         [ ]         [ ]
                     fundamental policy
                     regarding the issuing
                     of senior securities.

              A(ii). Proposal to revise the        [ ]         [ ]         [ ]
                     fundamental policy
                     regarding the
                     borrowing of money.

             C.      Proposal to adopt a           [ ]         [ ]         [ ]
                     new fundamental policy
                     regarding investment
                     concentrations within
                     a particular industry.

              D.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding the
                     making of loans.

              E.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     underwriting of
                     securities.

              F.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     investments in real
                     estate or interests
                     therein.

             G.      Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     purchases and sales
                     of commodities and
                     commodities contracts.



Date
     -------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                             HARTFORD FOCUS HLS FUND

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS
SHOWN USING BLUE OR BLACK
INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE
POINT PENS.

               [X]


        I.   To elect the following                          WITHHOLD    FOR ALL
             nominees to the Board               FOR ALL       ALL        EXCEPT
             of Directors:

             (1) Winifred Ellen Coleman,           [ ]         [ ]         [ ]
             (2) Dr. Robert M. Gavin, (3)
             Duane E. Hill, (4) William
             Atchinson O'Neill, (5) Phillip
             O. Peterson, (6) Millard
             Handley Pryor, Jr., (7)
             Lowndes Andrew Smith, (8) John
             Kelley Springer, and (9) David
             M. Znamierowski


        To withhold authority to vote for
        any individual nominee mark the box
        "For All Except" and write the
        nominee's number on the line below


        ------------------------------

        II.  To approve proposals to               FOR       AGAINST     ABSTAIN
             eliminate or revise certain
             fundamental investment
             policies of the Fund.

              A(i).  Proposal to revise the        [ ]         [ ]         [ ]
                     fundamental policy
                     regarding the issuing
                     of senior securities.

              A(ii). Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding the
                     borrowing of money.

              B.     Proposal to revise            [ ]          [ ]        [ ]
                     the fundamental
                     policy regarding
                     investment
                     concentrations within
                     a particular industry.

              D.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding the
                     making of loans.

              E.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     underwriting of
                     securities.

              F.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     investments in real
                     estate or interests
                     therein.

              G.     Proposal to revise            [ ]         [ ]         [ ]
                     the fundamental
                     policy regarding
                     purchases and sales
                     of commodities and
                     commodities contracts.



Date
     -------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                             HARTFORD VALUE HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                            HARTFORD GROWTH HLS FUND

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING
BLUE OR BLACK INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.

                     [X]

            I.   To elect the following nominees to the Board                            WITHHOLD        FOR ALL
                 of Directors:                                            FOR ALL          ALL           EXCEPT

                 (1) Winifred Ellen Coleman, (2) Dr. Robert M.              [ ]            [ ]             [ ]
                 Gavin, (3) Duane E. Hill, (4) William
                 Atchinson O'Neill, (5) Phillip O. Peterson,
                 (6) Millard Handley Pryor, Jr., (7) Lowndes
                 Andrew Smith, (8) John Kelley Springer, and
                 (9) David M. Znamierowski


                 To withhold authority to vote for any
                 individual nominee mark the box "For All
                 Except" and write the nominee's number on the line below

            ------------------------------

            II.  To approve proposals to eliminate or revise                FOR          AGAINST         ABSTAIN
                 certain fundamental investment policies of
                 the Fund.

                   A(i).     Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding
                             the issuing of senior
                             securities.

                   A(ii).    Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding the
                             borrowing of money.

                   B.        Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding
                             investment concentrations within
                             a particular industry.

                   D.        Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding the
                             making of loans.

                   E.        Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding
                             underwriting of securities.

                   F.        Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding
                             investments in real estate or
                             interests therein.

                   G.        Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding
                             purchases and sales of
                             commodities and commodities
                             contracts.

                   H.        Proposal to eliminate the                      [ ]            [ ]             [ ]
                             fundamental policy regarding the
                             diversification of investments.


Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GROWTH AND INCOME HLS FUND
                          HARTFORD HIGH YIELD HLS FUND

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING
BLUE OR BLACK INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.

                     [X]

            I.   To elect the following nominees to the Board of                         WITHHOLD        FOR ALL
                 Directors:                                               FOR ALL          ALL           EXCEPT

                 (1) Winifred Ellen Coleman, (2) Dr. Robert M.              [ ]            [ ]             [ ]
                 Gavin, (3) Duane E. Hill, (4) William Atchinson
                 O'Neill, (5) Phillip O. Peterson, (6) Millard
                 Handley Pryor, Jr., (7) Lowndes Andrew Smith,
                 (8) John Kelley Springer, and (9) David M.
                 Znamierowski


                 To withhold authority to vote for any individual nominee mark the box "For All Except" and write the nominee's number on the line below

                 ------------------------------

            II.  To approve proposals to eliminate or revise                FOR          AGAINST         ABSTAIN
                 certain fundamental investment policies of the
                 Fund.

                   A(i).     Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding the
                             issuing of senior securities.

                   A(ii).    Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding the borrowing of
                             money.

                   B.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding investment
                             concentrations within a particular
                             industry.

                   D.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding the making of
                             loans.

                   E.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding underwriting of
                             securities.

                   F.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding investments in
                             real estate or interests therein.
                   G.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding purchases and
                             sales of commodities and
                             commodities contracts.

                   H.        Proposal to eliminate the                      [ ]            [ ]             [ ]
                             fundamental policy regarding the
                             diversification of investments.

            III. To convert the fundamental investment                      [ ]            [ ]             [ ]
                 objectives of certain funds from fundamental
                 to non-fundamental


Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                   HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                          HARTFORD INDEX HLS FUND, INC.
               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                         HARTFORD MIDCAP HLS FUND, INC.
                      HARTFORD SMALL COMPANY HLS FUND, INC.
                          HARTFORD STOCK HLS FUND, INC.
                        HARTFORD ADVISERS HLS FUND, INC.
                     HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                          HARTFORD BOND HLS FUND, INC.
                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                      HARTFORD MONEY MARKET HLS FUND, INC.

                     PROXY FOR SPECIAL SHAREHOLDERS MEETING
                            TO BE HELD June [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, George R. Jay, Daniel Burton, Robert W. Beltz, Jr., Scott R. Plummer, Tamara L. Fagely, and Kevin J. Carr or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on May 9, 2002, at a Special Shareholders Meeting of the Fund, to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING
BLUE OR BLACK INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.

                     [X]

            I.   To elect the following nominees to the Board of                         WITHHOLD        FOR ALL
                 Directors:                                               FOR ALL          ALL           EXCEPT

                 (1) Winifred Ellen Coleman, (2) Dr. Robert M.              [ ]            [ ]             [ ]
                 Gavin, (3) Duane E. Hill, (4) William Atchinson
                 O'Neill, (5) Phillip O. Peterson, (6) Millard
                 Handley Pryor, Jr., (7) Lowndes Andrew Smith,
                 (8) John Kelley Springer, and (9) David M.
                 Znamierowski


                 To withhold authority to vote for any
                 individual nominee mark the box "For All
                 Except" and write the nominee's number on the line below

            ------------------------------

            II.  To approve proposals to eliminate or revise                FOR          AGAINST         ABSTAIN
                 certain fundamental investment policies of the
                 Fund.

                   A(i).     Proposal to revise the                         [ ]            [ ]             [ ]
                             fundamental policy regarding the
                             issuing of senior securities.

                   A(ii).    Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding the borrowing of
                             money.

                   B.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding investment
                             concentrations within a particular
                             industry.

                   D.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding the making of
                             loans.

                   E.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding underwriting of
                             securities.

                   F.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding investments in
                             real estate or interests therein.

                   G.        Proposal to revise the fundamental             [ ]            [ ]             [ ]
                             policy regarding purchases and
                             sales of commodities and
                             commodities contracts.

                   H.        Proposal to eliminate the                      [ ]            [ ]             [ ]
                             fundamental policy regarding the
                             diversification of investments.

            III. To convert the fundamental investment                      [ ]            [ ]             [ ]
                 objectives of certain funds from fundamental to
                 non-fundamental

            IV.  To reorganize the Fund from a Maryland                     [ ]            [ ]             [ ]
                 corporation into a series of Hartford Series
                 Fund, Inc., a Maryland corporation.


Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.